Filed pursuant to Rule 497(c)

File Nos. 33-19229; 811-5430

Filed pursuant to Rule 497(c)

File Nos. 33-19229; 811-5430

SSgA FUNDS

State Street Financial Center

One Lincoln Street

Boston, Massachusetts  02111-2900

1-800-997-7327

www.ssgafunds.com

STATEMENT OF ADDITIONAL INFORMATION

SSGA DISCIPLINED EQUITY FUND

SSGA SMALL CAP FUND

SSGA SMALL CAP FUND – CLASS R

SSGA TUCKERMAN ACTIVE REIT FUND

SSGA IAM SHARES FUND

SSGA ENHANCED SMALL CAP FUND

SSGA DIRECTIONAL CORE EQUITY FUND

SSGA CORE EDGE EQUITY FUND

DECEMBER 29, 2008

This Statement of Additional Information (“Statement”) is not a Prospectus but should be read in conjunction with the Funds’ current Prospectus dated December 29, 2008.  This Statement describes the SSgA Funds generally and provides additional information about the Funds listed above. To obtain, without charge, the Prospectus or the most recent Annual Report to Shareholders, which contains the Funds’ financial statements incorporated herein by reference, please call 1-800-647-7327. You may also obtain the Prospectus or Annual Report through the SSgA Funds’ website at www.ssgafunds.com.

TABLE OF CONTENTS

HISTORY	3

DESCRIPTION OF INVESTMENTS AND RISKS	3

INVESTMENT STRATEGIES	3
DERIVATIVES, HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES	12
SELECTIVE DISCLOSURE OF THE SSGA FUNDS’ PORTFOLIO HOLDINGS	15
INVESTMENT RESTRICTIONS	16
TEMPORARY DEFENSIVE POSITION	19
PORTFOLIO TURNOVER	19

MANAGEMENT OF THE FUNDS	20

BOARD OF TRUSTEES AND OFFICERS	20
COMPENSATION	25
EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2007	26
CONTROLLING AND PRINCIPAL SHAREHOLDERS	26

INVESTMENT ADVISORY AND OTHER SERVICES	28

ADVISOR	28
PORTFOLIO MANAGERS	30
ADMINISTRATOR	31
CUSTODIAN	33
TRANSFER AND DIVIDEND PAYING AGENT	34
DISTRIBUTOR	34
CODE OF ETHICS	35
DISTRIBUTION PLANS AND SHAREHOLDER SERVICING ARRANGEMENTS	35
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	37
LEGAL COUNSEL	37

BROKERAGE PRACTICES AND COMMISSIONS	38

PRICING OF FUND SHARES	41

TAXES	42

CALCULATION OF PERFORMANCE DATA	44

ADDITIONAL INFORMATION	45

SHAREHOLDER MEETINGS	45
CAPITALIZATION AND VOTING	45
FEDERAL LAW AFFECTING STATE STREET	46
PROXY VOTING POLICY	46
MASSACHUSETTS BUSINESS TRUST	46

FINANCIAL STATEMENTS	47

DESCRIPTION OF SECURITIES RATINGS	48

PROXY VOTING POLICY	52

HISTORY

The SSgA Funds is a single legal entity organized on October 3, 1987 as a Massachusetts business trust, and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended (the “Master Trust Agreement”).

DESCRIPTION OF INVESTMENTS AND RISKS

The SSgA Funds is an open-end, management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).  The SSgA Funds operates distinct investment portfolios referred to individually as a “Fund” or collectively as the “Funds”. SSgA Funds offers shares of beneficial interest in the Funds as described in the applicable Prospectuses.  Other than the SSgA Tuckerman Active REIT Fund, each of the Funds is diversified as provided by the 1940 Act. Under the 1940 Act, a diversified company is defined as a management company which meets the following requirements: at least 75% of the value of its total assets is represented by cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities of any single issuer limited to 5% or less of each of the Fund’s total assets, and to not more than 10% of the outstanding voting securities of such issuer.  Capitalized terms used in this Statement and not otherwise defined have the meanings assigned to them in the Prospectus.

INVESTMENT STRATEGIES

To the extent consistent with each Fund’s investment objective and restrictions, the Funds covered by this Statement may invest in the following instruments and utilize the following investment techniques (unless otherwise noted):

US Government Obligations.  The types of US Government obligations in which each Fund may at times invest include:  (1) A variety of US Treasury obligations, which differ only in their interest rates, maturities and times of issuance; and (2) obligations issued or guaranteed by US Government agencies and instrumentalities which are supported by any of the following:  (a) the full faith and credit of the US Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the US Treasury, (c) discretionary authority of the US Government agency or instrumentality or (d) the credit of the instrumentality (examples of agencies and instrumentalities are:  Federal Land Banks, Federal Housing Administration, Federal Farm Credit Bank, Farmers Home Administration, Export—Import Bank of the United States, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, General Services Administration, Maritime Administration, Tennessee Development Bank, Student Loan Marketing Association, International Bank for Reconstruction and Development and Federal National Mortgage Association).  No assurance can be given that in the future the US Government will provide financial support to such US Government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d), other than as set forth above, since it is not obligated to do so by law.  Each Fund may purchase US Government obligations on a forward commitment basis.

In September 2008, Fannie Mae and Freddie Mac (together, the “GSEs”) were placed under the conservatorship of the Federal Housing Finance Agency (“FHFA”) to provide stability in the financial markets, mortgage availability and taxpayer protection by preserving the GSEs’ assets and property and putting the GSEs in a sound and solvent condition. Under the conservatorship, the management of the GSEs was replaced. Additionally, the GSEs are expected to modestly increase their mortgage-backed security portfolios through the end of 2009 and then gradually reduce such portfolios at the rate of 10 percent per year until stabilizing at a lower, less risky size.

The US Treasury, FHFA and the Federal Reserve acted in collaboration to take the following steps to support the conservatorship. First, the US Treasury and FHFA have established Preferred Stock Purchase Agreements pursuant to which the US Treasury will receive senior preferred equity shares and warrants to ensure that the GSEs maintain a positive net worth. The GSEs' common and preferred shareholders will bear any losses ahead of the new government senior preferred shares. Second, the US Treasury has established a new secured lending credit facility which will be available to Fannie Mae, Freddie Mac and the Federal Home Loan Banks to assist the entities in funding their regular business activities in the capital markets until December 31, 2009. Also, the US Treasury has initiated a program to purchase GSE mortgage-backed securities from other financial institutions through December 31, 2009 to aid mortgage affordability.  No assurance can be given that the US Treasury initiatives discussed above with respect to the debt and mortgage-backed securities issued by the GSEs will be successful.

“US Government Obligations” are not applicable to the SSgA Tuckerman Active REIT Fund.

Repurchase Agreements.  A Fund enters into repurchase agreements with banks and other financial institutions, such as broker-dealers.  Under repurchase agreements, these parties sell securities to a Fund and agree to repurchase the securities at the Fund’s cost plus interest within a specified time.  In substance, a repurchase agreement is a loan for which the Fund receives securities as collateral.  Under a repurchase agreement, a Fund purchases securities from a financial institution that agrees to repurchase the securities at the original purchase price plus interest within a specified time. The securities purchased by each Fund have a total value in excess of the purchase price paid by the Fund and are held by the Custodian or another Board-approved custodian bank until repurchased.  Repurchase agreements assist the Fund in being invested fully while retaining “overnight” flexibility in pursuit of investments of a longer-term nature.  Repurchase transactions are limited to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness the Advisor continually monitors and considers satisfactory.  If the other party or “seller” defaults, a Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s cost associated with delay and enforcement of the repurchase agreement.  In addition, in the event of a bankruptcy of the seller, a Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is not enforceable. In evaluating whether to enter into a repurchase agreement, the Advisor will carefully consider the creditworthiness of the seller. Distributions of the income from repurchase agreements will be taxable to a Fund’s shareholders.

“Repurchase Agreements” are not applicable to the SSgA Tuckerman Active REIT Fund.

Reverse Repurchase Agreements.  Reverse repurchase agreements are considered to be borrowings under the 1940 Act and may be entered into only for temporary or emergency purposes.  A Fund may enter into reverse repurchase agreements with respect to portfolio securities in accordance with its investment restrictions. Under a reverse repurchase agreement, a Fund transfers possession of portfolio securities to financial institutions in return for cash in an amount equal to a percentage of the portfolio securities’ market value and agrees to repurchase the securities at a future date by repaying the cash with interest.  The Fund retains the right to receive interest and principal payments from the securities while they are in the possession of the financial institutions.  Cash or liquid high quality debt obligations from a Fund’s portfolio equal in value to the repurchase price including any accrued interest will be segregated by the Custodian on the Fund’s records while a reverse repurchase agreement is in effect.  Reverse repurchase agreements involve the risk that the market value of securities sold by the Fund may decline below the price at which it is obligated to repurchase the securities.  Reverse repurchase agreements may be used as a means of borrowing temporarily for extraordinary or emergency purposes or to facilitate redemptions and are not used to leverage the Fund.

If the other party or “seller” defaults, a Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s cost associated with delay and enforcement of the repurchase agreement.  In addition, in the event of bankruptcy of the seller, a Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is not enforceable.

“Reverse Repurchase Agreements” are not applicable to the SSgA Tuckerman Active REIT Fund.

Forward Commitments.  A forward commitment is a contract to purchase securities for a fixed price at a future date beyond customary settlement time consistent with a Fund’s ability to manage its investment portfolio and meet redemption requests.  A Fund may dispose of a commitment prior to settlement if it is appropriate to do so and realize short-term profits or losses upon such sale.  When effecting such transactions, cash or liquid high quality debt obligations held by the Fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records at the trade date and maintained until the transaction is settled.  Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.

“Forward Commitments” are not applicable to the SSgA IAM SHARES or Directional Core Equity Funds.

When-Issued Transactions.  New issues of securities are often offered on a when-issued basis.  This means that delivery and payment for the securities normally will take place several days after the date the buyer commits to purchase them.  The payment obligation and the interest rate that will be received on securities purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment.

A Fund will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy.  Cash or marketable high quality debt securities equal to the amount of the above commitments will be segregated on the Fund’s records.  For the purpose of determining the adequacy of these securities the segregated securities will be valued at market.  If the market value of such securities declines, additional cash or securities will be segregated on the Fund’s records on a daily basis so that the market value of the account will equal the amount of such commitments by the Fund.  No Fund will invest more than 25% of its net assets in when-issued securities.

Securities purchased on a when-issued basis and held by the Fund are subject to changes in market value based upon the public’s perception of changes in the level of interest rates.  Generally, the value of such securities will fluctuate inversely to changes in interest rates — i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise.  Therefore, if in order to achieve higher interest income a Fund remains substantially fully invested at the same time that it has purchased securities on a “when-issued” basis, there will be a greater possibility of fluctuation in a Fund’s net asset value.

When payment for when-issued securities is due, a Fund will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities or, and although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the Fund’s payment obligation).  The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are subject to federal income taxes.

“When-Issued Transactions” are not applicable to the SSgA Directional Core Equity and Core Edge Equity Funds.

Illiquid Securities. A Fund may not invest more than 15% of its net assets in illiquid securities or securities that are not readily marketable.  These securities include repurchase agreements that have a maturity of longer than seven days, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Other securities considered illiquid are time deposits with maturities in excess of seven days, variable rate demand notes with demand periods in excess of seven days unless the Advisor determines that such notes are readily marketable and could be sold promptly at the prices at which they are valued and guaranteed investment contracts; participation interests; floating and variable rate demand obligations; and tender option bonds as to which the Fund cannot exercise a demand feature in seven or fewer days or for which there is no secondary market.  Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. The Advisor will monitor the liquidity of such restricted securities under the supervision of the Board of Trustees. Illiquid securities may be difficult to value and may often be disposed of only after considerable expense and delay.

Section 4(2) Commercial Paper.  The Funds may invest in commercial paper issued in reliance on the so-called “private placement” exemption from registration afforded by Section 4(2) of the Securities Act of 1933 (“Section 4(2) paper”).  Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to investors who agree that they are purchasing the paper for an investment and not with a view to public distribution.  Any resale by the purchaser must be in an exempt transaction.  Section 4(2) paper is normally resold to other investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) paper, thus providing liquidity.  Pursuant to guidelines established by the Board of Trustees, the Advisor may determine that Section 4(2) paper is liquid for the purposes of complying with a Fund’s investment restriction relating to investments in illiquid securities.

“Section 4(2) Commercial Paper” is not applicable to the SSgA Enhanced Small Cap Fund.

Warrants.  Warrants entitle the holder to buy equity securities at a specific price for a specific period of time.  Warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased nor do they represent any rights in the assets of the issuing company.  Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date.  No Fund will invest more than 5% of the value of its net assets in warrants, or more than 2% in warrants which are not listed on the New York or American Stock Exchanges.

“Warrants” are not applicable to the SSgA Enhanced Small Cap and Tuckerman Active REIT Funds.

American Depository Receipts (ADRs).  ADRs may be purchased by a Fund under certain circumstances as an alternative to directly investing in foreign securities.  Generally, ADRs, in registered form, are designed for use in the US securities markets.  ADRs are receipts typically issued by a US bank or trust company evidencing ownership of the underlying securities.  ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank.  ADRs do not eliminate the risk inherent in investing in the securities of foreign issuers.  However, by investing in ADRs rather than directly in a foreign issuer’s stock, a Fund can minimize currency risks during the settlement period for either purchases or sales.  In general, there is a large liquid market in the US for many ADRs.  The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards may be more uniform and more exacting than those to which many foreign issuers are subject.

“ADRs” are not applicable to the SSgA Enhanced Small Cap and Tuckerman Active REIT Funds.

Equity Swaps.  Equity swap agreements are contracts between parties in which one party agrees to make payments to the other party based on the change in market value of a specified index or asset.  In return, the other party agrees to make payments to the first party based on the return of a different specified index or asset.  Although swap agreements entail the risk that a party will default on its payment obligations, the portfolios will minimize this risk by entering into agreements only with counterparties that the Advisor deems creditworthy.  The Advisor will allow the Funds to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the SSgA Funds’ repurchase agreement guidelines.  Swap agreements bear the risk that a Fund will not be able to meet its obligation to the counterparty.  This risk will be mitigated by investing the portfolio in assets generating cash flows complimentary to the returns it is required to pay.

“Equity Swaps” are not applicable to the SSgA Enhanced Small Cap Fund.

Total Rate of Return Swaps.  The Funds may contract with a counterparty to pay a stream of cash flows and receive the total return of an index or a security for purposes of attempting to obtain a particular desired return at a lower cost to the Funds than if they had invested directly in an instrument that yielded that desired return.  The Advisor will cause the Funds to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the SSgA Funds’ repurchase agreement guidelines.

“Total Rate of Return Swaps” are not applicable to the SSgA Enhanced Small Cap, Directional Core Equity and Core Edge Equity Funds.

Interfund Lending.  The SSgA Funds have been granted permission from the SEC to participate in a joint lending and borrowing facility (the “Credit Facility”).  The Funds may borrow money from the SSgA Money Market Fund for temporary purposes.  All such borrowing and lending will be subject to a participating Fund’s fundamental investment limitations.  The SSgA Money Market Fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements or short term reserves.  The Funds will borrow through the program only when the costs are equal to or lower than the cost of bank loans.  Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days.  Loans may be called on one business day’s notice.  A participating Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed.  Any delay in repayment to the SSgA Money Market Fund could result in a lost investment opportunity or additional borrowing costs.

Purchase of Other Investment Company Funds.  A Fund may seek to achieve its investment objective by investing in the shares of certain other investment companies, or exchange traded funds registered as investment companies, that have substantially similar investment objectives and policies.  Federal law restricts the ability of one registered investment company to invest in another. As a result, the extent to which a Fund may invest in another investment company may be limited. With respect to investments in other mutual funds, the SEC has granted the SSgA Funds an exemption from the limitations of the 1940 Act that restrict the amount of securities of underlying mutual funds a Fund may hold, provided that certain conditions are met. The conditions requested by the SEC were designed to address certain abuses perceived to be associated with a “fund of funds,” including unnecessary costs (such as sales loads, advisory fees that may be borne by a Fund and administrative costs), and undue influence by a fund of funds over the underlying fund. The conditions apply only when a Fund and its affiliates in the aggregate own more than 3% of the outstanding shares of any one underlying fund.

Convertible Securities.  The Funds may hold convertible securities of foreign or domestic issuers if delivered to the Funds in connection with debt securities held by the Funds.  A convertible security is a fixed-income security which may be converted into the issuer’s common or preferred stock at a stated price within a specified period of time.  Convertible securities are senior to common stocks in a corporation’s capital structure but are usually subordinated to similar nonconvertible securities.  Convertible securities provide, through their conversion feature, an opportunity to participate in capital appreciation resulting from a market price advance in a convertible security’s underlying common stock.  The price of a convertible security is influenced by the market value of the underlying common stock and tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines.

“Convertible Securities” are not applicable to SSgA Enhanced Small Cap, Directional Core Equity and Core Edge Equity Funds.

IPO Holding Risk. IPO holding is the practice of participating in an initial public offering (IPO) with the intent of holding the security for investment purposes. Because an IPO is an equity security that is new to the public market, the value of IPOs may fluctuate dramatically. Therefore, IPOs have greater risks than other equity investments. Because of the cyclical nature of the IPO market, from time to time there may not be any IPOs in which a Fund can participate. Even when the Fund requests to participate in an IPO, there is no guarantee that a Fund will receive an allotment of shares in an IPO sufficient to satisfy a Fund’s desired participation. Due to the volatility of IPOs, these investments can have a significant impact on performance, which may be positive or negative.

IPO Trading Risk. IPO trading is the practice of participating  in an initial public offering (IPO) and then immediately selling the security in the after-market. Engaging in this strategy could result in active and frequent trading. Use of this strategy could increase the Fund’s portfolio turnover and the possibility of realized capital gain. This is not a tax-efficient strategy. From time to time, it may not be possible to pursue an IPO trading strategy effectively because of a limited supply of “hot” IPOs. In addition, this practice may result in losses if a Fund purchases a security in an IPO and there is insufficient demand for the security in the after-market of the IPO. Due to the volatility of IPOs, these investments can have a significant impact on performance, which may be positive or negative.

“IPO Trading Risk” is not applicable to the SSgA Disciplined Equity, IAM SHARES, Enhanced Small Cap, and Tuckerman Active REIT Funds.

Description of Indices. The following are descriptions of indices against which certain Funds measure their performance, or from which a Fund chooses securities for investment.

The SSgA Disciplined Equity Fund, SSgA IAM SHARES Fund and SSgA Core Edge Equity Fund measure performance against the S&P 500 Index:

The S&P 500® Index.  The S&P 500 Index is composed of 500 common stocks which are chosen by Standard & Poor’s Corporation (“Standard & Poor’s”) to best capture the price performance of a large cross-section of the US publicly traded stock market.  The Index is structured to approximate the general distribution of industries in the US economy.  The inclusion of a stock in the S&P 500 Index in no way implies that Standard & Poor’s believes the stock to be an attractive investment, nor is Standard & Poor’s a sponsor or in any way affiliated with the Fund.  The 500 securities, most of which trade on the New York Stock Exchange, represent approximately 75% of the market value of all US common stocks.  Each stock in the S&P 500 Index is weighted by its float-adjusted market capitalization.  That is, each security is weighted by its float-adjusted market value (i.e., the number of shares that are available to the public—excluding those that are closely held by insiders, other index constituents, government entities, or those shares that have investment restrictions—multiplied by the stock’s current price). Component stocks included in the S&P 500 Index are chosen with the aim of achieving a distribution at the index level representative of the various components of the US gross national product and therefore do not represent the 500 largest companies.  Aggregate market value and trading activity are also considered in the selection process.  A limited percentage of the Index may include foreign securities.

The SSgA Tuckerman Active REIT Fund will select securities for investment from the Dow Jones Wilshire REIT® Index (the Index.):

Dow Jones Wilshire® REIT Index (the “Index”).  The Index is designed to measure the performance of US publicly traded REITs. The composition of the Index is determined by Dow Jones Wilshire and includes REITs representing a variety of property types. The Index currently consists entirely of equity REITs.  As of September 30, 2008, 84 securities were included in the Index, representing companies with float adjusted market capitalizations ranging from $200 million to $22 billion.

The SSgA Directional Core Equity Fund measures its performance against the Russell 1000 Index:

The Russell 1000® Index.  The Russell 1000 Index offers investors access to the extensive large-cap segment of the US equity universe representing approximately 90% of the total market capitalization of the Russell 3000 Index. The Russell 1000 includes the largest 1,000 securities in the Russell 3000® Index. As of August 31, 2008, the average market capitalization was approximately $78 billion, and the median market capitalization was approximately $4 billion.  The smallest company in the index had an approximate market capitalization of $71 million.

The SSgA Small Cap and Enhanced Small Cap Funds will measure performance against the Russell 2000 Index:

The Russell 2000® Index.  The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index.  As of August 31, 2008, the average market capitalization was approximately $1.151 billion; the median market capitalization was approximately $502 million.  The largest company in the index had an approximate market capitalization of $5.58 billion, and the smallest was $35 million.

SSgA Small Cap and IAM SHARES Funds only:

Variable Amount Master Demand Notes.  Variable amount master demand notes are unsecured obligations that are redeemable upon demand and are typically unrated.  These instruments are issued pursuant to written agreements between their issuers and holders.  The agreements permit the holders to increase (subject to an agreed maximum) and the holders and issuers to decrease the principal amount of the notes, and specify that the rate of interest payable on the principal fluctuates according to an agreed formula. Generally, changes in interest rates will have a smaller effect on the market value of these securities than on the market value of comparable fixed income obligations.  Thus, investing in these securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed income securities.  There is no active secondary market with respect to a particular variable rate instrument.

SSgA Directional Core Equity and Core Edge Equity Funds only:

Short Sales. The Fund may engage in short sales, including short sales against the box.  Short sales are transactions in which the Fund sells a security it does not own in anticipation of a decline in the market value of that security.  A short sale against the box is a short sale where at the time of the sale, the Fund owns or has the right to obtain securities equivalent in kind and amounts.  To complete such a transaction, the Fund must borrow the security to make delivery to the buyer.  The Fund then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement.  The price at such time may be more or less than the price at which the security was sold by the Fund.  Until the security is replaced, the Fund is required to pay to the lender amounts equal to any dividend which accrues during the period of the loan.  To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold.  There will also be other costs associated with short sales.

The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security.  The Fund will realize a gain if the security declines in price between those dates.  This result is the opposite of what one would expect from a cash purchase of a long position in a security.  The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or amounts in lieu of interest the Fund may be required to pay in connection with a short sale, and will be also decreased by any transaction or other costs.

Until the Fund replaces a borrowed security in connection with a short sale, the Fund will (a) segregate cash or liquid assets at such a level that the segregated assets plus any amount deposited with the broker as collateral will equal the current value of the security sold short or (b) otherwise cover its short position in accordance with applicable law.

There is no guarantee that the Fund will be able to closeout a short position at any particular time or at an acceptable price.  During the time that a Fund is short a security, it is subject to the risk that the lender of the security will terminate the loan at a time when the Fund is unable to borrow the same security from another lender.  If that occurs, the Fund may be “bought in” at the price required to purchase the security needed to close out the short position, which may be a disadvantageous price.

In addition to the short sales discussed above, the Fund may make short sales “against the box,” a transaction in which the Fund enters into a short sale of a security that the Fund owns or has the right to obtain at no additional cost.  The Fund does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs.  If a Fund effects a short sale of securities against the box at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it had actually sold the securities (as a “constructive sale”) on the date it effects the short sale.  However, such constructive sale treatment may not apply if the Fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied.

Forward Currency Transactions. The Fund’s participation in forward currency contracts will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging involves the purchase or sale of foreign currency with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities. The purpose of transaction hedging is to “lock in” the US dollar equivalent price of such specific securities. Position hedging is the sale of foreign currency with respect to portfolio security positions denominated or quoted in that currency. The Fund will not speculate in foreign currency exchange transactions. Transaction and position hedging will not be limited to an overall percentage of the Fund’s assets, but will be employed as necessary to correspond to particular transactions or positions. The Fund may not hedge its currency positions to an extent greater than the aggregate market value (at the time of entering into the forward contract) of the securities held in its portfolio denominated, quoted in, or currently convertible into that particular currency. When the Fund engages in forward currency transactions, certain asset segregation requirements must be satisfied to ensure that the use of foreign currency transactions is unleveraged. When the Fund takes a long position in a forward currency contract, it must maintain a segregated account containing liquid assets equal to the purchase price of the contract, less any margin or deposit. When the Fund takes a short position in a forward currency contract, the Fund must maintain a segregated account containing liquid assets in an amount equal to the market value of the currency underlying such contract (less any margin or deposit), which amount must be at least equal to the market price at which the short position was established. Asset segregation requirements are not applicable when the Fund “covers” a forward currency position generally by entering into an offsetting position. The transaction costs to the Fund of engaging in forward currency transactions vary with factors such as the currency involved, the length of the contract period and prevailing currency market conditions. Because currency transactions are usually conducted on a principal basis, no fees or commissions are involved. The use of forward currency contracts does not eliminate fluctuations in the underlying prices of the securities being hedged, but it does establish a rate of exchange that can be achieved in the future. Thus, although forward currency contracts used for transaction or position hedging purposes may limit the risk of loss due to an increase in the value of the hedged currency, at the same time they limit potential gain that might result were the contracts not entered into. Further, the Advisor may be incorrect in its expectations as to currency fluctuations, and the Fund may incur losses in connection with its currency transactions that it would not otherwise incur.  If a price movement in a particular currency is generally anticipated, the Fund may not be able to contract to sell or purchase that currency at an advantageous price. At or before the maturity of a forward sale contract, the Fund may sell a portfolio security and make delivery of the currency, or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency which it is obligated to deliver. If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices. Should forward prices decline during the period between the Fund’s entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to sell is less than the price of the currency it has agreed to purchase in the offsetting contract. The foregoing principles generally apply also to forward purchase contracts.

Preferred Stocks.  Preferred stock, unlike common stock, generally confers a stated dividend rate payable from the corporation’s earnings.  Such preferred stock dividends may be cumulative or noncumulative, fixed, participating, auction rate or other.  If interest rates rise, a fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline either absolutely or relative to alternative investments.  Preferred stock may have mandatory sinking fund provisions, as well as provisions that allow the issuer to redeem or call the stock.  The right to payment of preferred stock is generally subordinate to rights associated with a corporation’s debt securities.

Eurodollar Certificates of Deposit (ECDs),  Eurodollar Time Deposits (ETDs) and Yankee Certificates of Deposit (YCDs).  ECDs are US dollar denominated certificates of deposit issued by foreign branches of domestic banks.  ETDs are US dollar denominated deposits in foreign banks or foreign branches of US banks.  YCDs are US dollar denominated certificates of deposit issued by US branches of foreign banks.

Different risks than those associated with the obligations of domestic banks may exist for ECDs, ETDs and YCDs because the banks issuing these instruments, or their domestic or foreign branches, are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as loan limitations, examinations and reserve, accounting, auditing, recordkeeping and public reporting requirements.

Foreign Currency Risk. A Fund that invests in foreign securities or securities denominated in foreign currencies may be adversely affected by changes in currency exchange rates, exchange control regulations, foreign country indebtedness and indigenous economic and political developments. A Fund attempts to buy and sell foreign currencies on favorable terms, but will incur the cost of any price spread on currency exchanges when a Fund changes investments from one country to another or when proceeds from the sale of shares in US dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies which would  prevent a Fund from repatriating invested capital and dividends, withhold portions of interest and dividends at the source, or impose other taxes, with respect to a Fund’s investments in securities of issuers of that country. A change in the value of a foreign currency against the US dollar will result in a corresponding change in the US dollar value of the Fund’s securities. In addition, some emerging market countries may have fixed or managed currencies which are not free-floating against the US dollar. Further, certain emerging market currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the US dollar. Many emerging markets countries have experienced substantial and in some periods extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have negative effects on the economies and securities markets of certain emerging market countries.

Foreign Securities.  The Fund is permitted to invest in foreign securities. Foreign securities include securities of foreign companies and foreign governments (or agencies or subdivisions thereof). The Fund will normally invest in foreign securities only if: (i) such securities are US dollar-denominated; or (ii) if such securities are not US dollar-denominated, the Fund contemporaneously enters into a foreign currency transaction to hedge the currency risk associated with the particular foreign security.  If the Fund’s securities are held abroad, the countries in which such securities may be held and the sub-custodian holding them must be approved by the Fund’s Board of Trustees or its delegate under applicable rules adopted by the SEC. In buying foreign securities, the Fund may convert US dollars into foreign currency, but only to effect securities transactions on foreign securities exchanges and not to hold such currency as an investment.

The globalization and integration of the world economic system and related financial markets have made it increasingly difficult to define issuers geographically. Accordingly, the Fund intends to construe geographic terms such as “foreign,” “non-US” “European, “ “Latin American,” and “Asian,” in the manner that affords to the Fund the greatest flexibility in seeking to achieve its investment objective(s). Specifically, in circumstances where the investment objective and/or strategy is to invest at least some percentage of the Fund’s assets in foreign securities, etc., the Fund will take the view that a security meets this description so long as the issuer of a security is tied economically to the particular country or geographic region indicated by words of the relevant investment objective and/or strategy (the “Relevant Language”). For these purposes the issuer of a security is deemed to have that tie if:

(i)

the issuer is organized under the laws of the country or a country within the geographic region suggested by the Relevant Language or maintains its principal place of business in that country or region; or

(ii)	the securities are traded principally in the country or region suggested by the Relevant Language; or

(iii)

the issuer, during its most recent fiscal year, derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in the country or region suggested by the Relevant Language or has at least 50% of its assets in that country or region.

In addition, the Fund intends to treat derivative securities (e.g., call options) by reference to the underlying security. Conversely, if the investment objective and/or strategy of the Fund limits the percentage of assets that may be invested in “foreign securities,” etc. or prohibits such investments altogether, the Fund intends to categorize securities as “foreign,” etc. only if the security possesses all of the attributes described above in clauses (i), (ii) and (iii).

Foreign securities also include securities of foreign issuers represented by American Depositary Receipts (ADRs).  ADRs are issued by a US depository institution, but they represent a specified quantity of shares of a non-US stock company. ADRs trade on US securities exchanges but are treated as “foreign securities” for purposes of the limitations on the Fund’s investments in foreign securities because they are subject to many of the same risks as foreign securities as described below.

In addition to ADRs, the Fund may invest in sponsored or unsponsored Global Depositary Receipts (GDRs) and European Depositary Receipts (EDRs) to the extent they become available. GDRs and EDRs are typically issued by foreign depositaries and evidence ownership interests in a security or pool of securities issued by either a foreign or a US corporation. Holders of unsponsored GDRs and EDRs generally bear all the costs associated with establishing them. The depositary of an unsponsored GDR or EDR is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through to the GDR or EDR holders any voting rights with respect to the securities or pools of securities represented by the GDR or EDR. GDRs and EDRs also may not be denominated in the same currency as the underlying securities.  Registered GDRs and EDRs are generally designed for use in US securities markets, while bearer form GDRs and EDRs are generally designed for non-US securities markets. The Fund will treat the underlying securities of a GDR or EDR as the investment for purposes of its investment policies and restrictions.

Investments in foreign securities involve special risks and considerations.  As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies, there may be less publicly available information about a foreign company than about a domestic company. For example, foreign markets have different clearance and settlement procedures.  Delays in settlement could result in temporary periods when assets of the Fund are uninvested.  The inability of the Fund to make intended security purchases due to settlement problems could cause it to miss certain investment opportunities.  They may also entail certain other risks, such as the possibility of one or more of the following: imposition of dividend or interest withholding or confiscatory taxes, higher brokerage costs, thinner trading markets, currency blockages or transfer restrictions, expropriation, nationalization, military coups or other adverse political or economic developments; less government supervision and regulation of securities exchanges, brokers and listed companies; and the difficulty of enforcing obligations in other countries.  Purchases of foreign securities are usually made in foreign currencies and, as a result, the Fund may incur currency conversion costs and may be affected favorably or unfavorably by changes in the value of foreign currencies against the US dollar.  Further, it may be more difficult for the Fund’s agents to keep currently informed about corporate actions which may affect the prices of portfolio securities.  Communications between the United States and foreign countries may be less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities.  Certain markets may require payment for securities before delivery.  The Fund’s ability and decisions to purchase and sell portfolio securities may be affected by laws or regulations relating to the convertibility of currencies and repatriation of assets.

A number of current significant political, demographic and economic developments may affect investments in foreign securities and in securities of companies with operations overseas.  Such developments include dramatic political changes in government and economic policies in several Eastern European countries and the republics composing the former Soviet Union, as well as the unification of the European Economic Community.  The course of any one or more of these events and the effect on trade barriers, competition and markets for consumer goods and services are uncertain.  Similar considerations are of concern with respect to developing countries. For example, the possibility of revolution and the dependence on foreign economic assistance may be greater in these countries than in developed countries.  Management seeks to mitigate the risks associated with these considerations through diversification and active professional management.

Foreign Currency.  The Funds have authority to deal in forward foreign currency exchange contracts (including those involving the US dollar) as a hedge against possible variations in the exchange rate between various currencies.  This is accomplished through individually negotiated contractual agreements to purchase or to sell a specified currency at a specified future date and price set at the time of the contract.  A Fund’s dealings in forward foreign currency exchange contracts may be with respect to a specific purchase or sale of a security, or with respect to its portfolio positions generally.  A Fund is not obligated to hedge its portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by Advisor.  Forward commitments generally provide a cost-effective way of defending against losses due to foreign currency depreciation in which the securities are denominated.

In addition to the forward exchange contracts, the Funds may also purchase or sell listed or OTC foreign currency options and foreign currency futures and related options as a short or long hedge against possible variations in foreign currency exchange rates.  The cost to a Fund of engaging in foreign currency transactions varies with such factors as the currencies involved, the length of the contract period and the market conditions then prevailing.  Transactions involving forward exchange contracts and futures contracts and options thereon are subject to certain risks.  Put and call options on currency may also be used to hedge against fluctuation in currency rates when forward contracts and/or futures are deemed to be not cost effective.  Options will not be used to provide leverage in any way.

Certain differences exist among these hedging instruments.  For example, foreign currency options provide the holder thereof the rights to buy or sell a currency at a fixed price on a future date.  A futures contract on a foreign currency is an agreement between two parties to buy and sell a specified amount of a currency for a set price on a future date.  Futures contracts and options on futures contracts are traded on boards of trade or futures exchanges.  The Funds will not speculate in foreign security or currency options or futures or related options.

No Fund may hedge its position with respect to the currency of a particular country to an extent greater than the aggregate market value (at the time of making such transactions) of the securities held in its portfolio denominated or quoted in that particular foreign currency.  No Fund will enter into a position hedging commitment if, as a result thereof, it would have more than 20% of the value of its assets committed to such contracts.  The Fund will not enter into a forward contract with a term of more than 36 months.

Forward Currency Transactions. The Fund’s participation in forward currency contracts will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging involves the purchase or sale of foreign currency with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities. The purpose of transaction hedging is to “lock in” the US dollar equivalent price of such specific securities. Position hedging is the sale of foreign currency with respect to portfolio security positions denominated or quoted in that currency. The Fund will not speculate in foreign currency exchange transactions. Transaction and position hedging will not be limited to an overall percentage of the Fund’s assets, but will be employed as necessary to correspond to particular transactions or positions. The Fund may not hedge its currency positions to an extent greater than the aggregate market value (at the time of entering into the forward contract) of the securities held in its portfolio denominated, quoted in, or currently convertible into that particular currency. When the Fund engages in forward currency transactions, certain asset segregation requirements must be satisfied to ensure that the use of foreign currency transactions is unleveraged. When the Fund takes a long position in a forward currency contract, it must maintain a segregated account containing liquid assets equal to the purchase price of the contract, less any margin or deposit. When the Fund takes a short position in a forward currency contract, the Fund must maintain a segregated account containing liquid assets in an amount equal to the market value of the currency underlying such contract (less any margin or deposit), which amount must be at least equal to the market price at which the short position was established. Asset segregation requirements are not applicable when the Fund “covers” a forward currency position generally by entering into an offsetting position. The transaction costs to the Fund of engaging in forward currency transactions vary with factors such as the currency involved, the length of the contract period and prevailing currency market conditions. Because currency transactions are usually conducted on a principal basis, no fees or commissions are involved. The use of forward currency contracts does not eliminate fluctuations in the underlying prices of the securities being hedged, but it does establish a rate of exchange that can be achieved in the future. Thus, although forward currency contracts used for transaction or position hedging purposes may limit the risk of loss due to an increase in the value of the hedged currency, at the same time they limit potential gain that might result were the contracts not entered into. Further, the Advisor may be incorrect in its expectations as to currency fluctuations, and the Fund may incur losses in connection with its currency transactions that it would not otherwise incur.  If a price movement in a particular currency is generally anticipated, the Fund may not be able to contract to sell or purchase that currency at an advantageous price. At or before the maturity of a forward sale contract, the Fund may sell a portfolio security and make delivery of the currency, or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency which it is obligated to deliver. If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices. Should forward prices decline during the period between the Fund’s entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to sell is less than the price of the currency it has agreed to purchase in the offsetting contract. The foregoing principles generally apply also to forward purchase contracts.

Commercial Paper.  Tax exempt commercial paper is a short-term obligation with a stated maturity of 365 days or less.  It is typically issued to finance seasonal working capital needs or as short-term financing in anticipation of longer term financing.  Each instrument may be backed only by the credit of the issuer or may be backed by some form of credit enhancement, typically in the form of a guarantee by a commercial bank.  Commercial paper backed by guarantees of foreign banks may involve additional risk due to the difficulty of obtaining and enforcing judgments against such banks and the generally less restrictive regulations to which such banks are subject.  The Fund will only invest in commercial paper rated at the time of purchase not less than Prime-1 by Moody’s Investors Service, Inc., A-1 by Standard & Poor’s Rating Group or F-1 by Fitch’s Investor Service.

SSgA Enhanced Small Cap Fund only:

Exchange Traded Funds.  An exchange-traded fund, or ETF, is a type of investment company whose investment objective is to achieve the same return as a particular market index. An ETF is similar to an index fund in that it will primarily invest in the securities of companies that are included in a selected market index. An ETF will invest in either all of the securities or a representative sample of the securities included in the index.

Although ETFs are legally classified as open-end companies or Unit Investment Trusts (UITs), they differ from traditional open-end companies and UITs in the following respects:

•                  ETFs do not sell individual shares directly to investors and only issue their shares in large blocks (blocks of 50,000 shares, for example) that are known as “Creation Units.”

•                  Investors generally do not purchase Creation Units with cash. Instead, they buy Creation Units with a basket of securities that generally mirrors the ETF’s portfolio. Those who purchase Creation Units are frequently institutions.

•                  After purchasing a Creation Unit, an investor often splits it up and sells the individual shares on a secondary market. This permits other investors to purchase individual shares (instead of Creation Units).

Investors who want to sell their ETF shares have two options: (1) they can sell individual shares to other investors on the secondary market, or (2) they can sell the Creation Units back to the ETF. In addition, ETFs generally redeem Creation Units by giving investors the securities that comprise the portfolio instead of cash. Because of the limited redeemability of ETF shares, ETFs are not considered to be—and may not call themselves—mutual funds. ETFs are subject to the risk that the value of the securities in which the ETF invests may go up or down in response to the prospects of the underlying securities and/or general economic conditions.  Price changes may be temporary or may last for extended periods.

SSgA Small Cap Fund only:

Debt Securities.  A Fund may also invest in debt securities with broad credit ratings that may or may not be investment grade.  Debt will typically represent less than 5% of a Fund’s assets.  Debt securities are subject to market and credit risk.  Lower rated debt securities may include obligations that are in default or that face the risk of default with respect to principal or interest.  Such securities are sometimes referred to as “junk bonds.”  Please see “Description of Securities Ratings.”

SSgA Tuckerman Active REIT Fund only:

Asset-Backed Securities.  Asset-backed securities represent undivided fractional interests in pools of instruments, such as consumer loans, and are similar in structure to mortgage-related pass-through securities. Payments of principal and interest are passed through to holders of the securities and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by priority to certain of the borrower’s other securities.  The degree of credit-enhancement varies, generally applying only until exhausted and covering only a fraction of the security’s par value.

The value of asset-backed securities is affected by changes in the market’s perception of the asset backing the security, changes in the creditworthiness of the servicing agent for the instrument pool, the originator of the instruments or the financial institution providing any credit enhancement and the expenditure of any portion of any credit enhancement.  The risks of investing in asset-backed securities are ultimately dependent upon payment of the underlying instruments by the obligors, and a Fund would generally have no recourse against the obligee of the instruments in the event of default by an obligor.  The underlying instruments are subject to prepayments which shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as described below for prepayments of pools of mortgage loans underlying mortgage-backed securities.  Use of asset-backed securities will represent less than 5% of the Fund’s total assets by issuer.

DERIVATIVES, HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES

The Funds described in this Statement may use derivative instruments, among other things, to hedge against movements in the equity markets, interest rates and currency exchange rates through the use of options, futures transactions, and options on futures.  The Funds have authority to write (sell) covered call and put options on portfolio securities, purchase put and call options on securities and engage in transactions in stock index options, stock index futures and financial futures and related options on such futures and may enter into such options and futures transactions either on exchanges or in the over-the-counter (OTC) markets.  Although certain risks are involved in options and futures transactions, the Advisor believes that, because a Fund will only engage in these transactions for hedging purposes, the options and futures portfolio strategies of a Fund will not subject it to the risks frequently associated with the speculative use of options and futures transactions.  The Fund may also choose to use futures to generate exposure to securities or markets more efficiently than through direct investment in a security or group of securities.  Although the use of hedging strategies by a Fund is intended to reduce the volatility of the net asset value of the Fund’s shares, the net asset value will nevertheless fluctuate.  There can be no assurance that the use of derivatives or hedging transactions will be effective.

Writing Covered Call Options.  The Funds are authorized to write (sell) covered call options on the securities in which they may invest and to enter into closing purchase transactions with respect to such options.  Writing a call option obligates a Fund to sell or deliver the option’s underlying security, in return for the strike price, upon exercise of the option.  By writing a call option, the Fund receives an option premium from the purchaser of the call option.  Writing covered call options is generally a profitable strategy if prices remain the same or fall.  Through receipt of the option premium, the Fund would seek to mitigate the effects of a price decline.  By writing covered call options, however, the Fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price.  In addition, a Fund’s ability to sell the underlying security will be limited while the option is in effect unless the Fund effects a closing purchase transaction.

Writing Covered Put Options.  The Funds are authorized to write (sell) covered put options on their portfolio securities and to enter into closing transactions with respect to such options.

When a Fund writes a put option, it takes the opposite side of the transaction from the option’s purchaser.  In return for receipt of the premium, the Fund assumes the obligation to pay the strike price for the option’s underlying instrument if the other party to the option chooses to exercise it.  The Fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price.  If the secondary market is not liquid for an option the Fund has written, however, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

The Funds may write put options as an alternative to purchasing actual securities.  If security prices rise, a Fund would expect to profit from a written put option, although its gain would be limited to the amount of the premium it received.  If security prices remain the same over time, it is likely that the Fund will also profit, because it should be able to close out the option at a lower price.  If security prices fall, the Fund would expect to suffer a loss.  This loss should be less than the loss the Fund would have experienced from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Purchasing Put Options.  The Funds are authorized to purchase put options to hedge against a decline in the market value of their portfolio securities.  By buying a put option a Fund has the right (but not the obligation) to sell the underlying security at the exercise price, thus limiting the Funds’ risk of loss through a decline in the market value of the security until the put option expires.  The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid by the Fund for the put option and any related transaction costs.  Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs.  A closing sale transaction cancels out the Fund’s position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased.  The Funds will not purchase put options on securities (including stock index options) if as a result of such purchase, the aggregate cost of all outstanding options on securities held by a Fund would exceed 5% of the market value of its total assets.

Purchasing Call Options.  The Funds are also authorized to purchase call options.  The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option’s strike price (call options on futures contracts are settled by purchasing the underlying futures contract).  A Fund will purchase call options only in connection with “closing purchase transactions.” The Funds will not purchase call options on securities (including stock index options) if as a result of such purchase the aggregate cost of all outstanding options on securities held by a Fund would exceed 5% of the market value of its total assets.

Interest Rate and Financial Futures and Options.  The Funds may invest in interest rate futures contracts, futures contracts, and options thereon that are traded on a US exchange or board of trade, as specified in the Prospectuses. An interest rate or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument (such as GNMA certificates or Treasury bonds) or the cash value of an index at a specified price at a future date. A futures contract on an index is an agreement between two parties (buyer and seller) to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. In the case of futures contracts traded on US exchanges, the exchange itself or an affiliated clearing corporation assumes the opposite side of each transaction (i.e., as buyer or seller). A futures contract may be satisfied or closed out by delivery or purchase, as the case may be, of the financial instrument or by payment of the change in the cash value of the index. Frequently, using futures to effect a particular strategy instead of using the underlying or related security or index will result in lower transaction costs being incurred. Although the value of an index may be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering interest rates, several indexes and a number of financial instruments.

The Funds may also purchase and write call and put options on futures contracts. Options on futures contracts possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position.  In the case of a put option, the opposite is true. An option on a futures contract may be closed out (before exercise or expiration) by an offsetting purchase or sale of an option on a futures contract of the same series.

A Fund will only enter into futures contracts and options on futures contracts which are standardized and traded on a US exchange, board of trade, or similar entity, or quoted on an automated quotation system. A Fund will enter into a futures contract only if the contract is “covered” or if the Fund at all times maintains with the Custodian liquid assets equal to or greater than the fluctuating value of the contract (less any margin or deposit). A Fund will write a call or put option on a futures contract only if the option is “covered.”

Restrictions on the Use of Futures Transactions.  The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received.  Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is generally about 5% of the contract amount, must be deposited with the broker.  This amount is known as “initial margin” and represents a “good faith” deposit assuring the performance of both the purchaser and seller under the futures contract.  Subsequent payments to and from the broker, called “variation margin,” are required to be made on a daily basis as the price of the futures contract fluctuates making the long and short positions in the futures contracts more or less valuable, a process known as “marking to market.”  At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract.  A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker and the purchaser realizes a loss or gain.  In addition, a nominal commission is paid on each completed sale transaction.

Restrictions on OTC Options.  The SSgA Funds described in this Statement may engage in OTC options (including OTC foreign security and currency options and options on foreign security and currency futures if permitted by its investment mandate), only with member banks of the Federal Reserve System and primary dealers in US Government securities or with affiliates of such banks or dealers which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million.  The Fund will acquire only those OTC options for which the Advisor believes the Fund can receive on each business day at least two independent bids or offers (one of which will be from an entity other than a party to the option).

The staff of the SEC has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities.  Therefore, the Funds have adopted an operating policy pursuant to which they will not purchase or sell OTC options (including OTC options on futures contracts) if, as a result of such transaction, the sum of:  (1) the market value of outstanding OTC options held by a Fund; (2) the market value of the underlying securities covered by outstanding OTC call options sold by a Fund; (3) margin deposits on a Fund’s existing OTC options on futures contracts; and (4) the market value of all other assets of a Fund that are illiquid or are not otherwise readily marketable, would exceed 15% of its net assets, taken at market value.  However, if an OTC option is sold by a Fund to a primary US Government securities dealer recognized by the Federal Reserve Bank of New York and a Fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is “in-the-money” (current market value of the underlying security minus the option’s strike price).  The repurchase price with primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option plus the amount by which the option is “in-the-money.”

Asset Coverage for Futures and Options Positions.  The Funds described in this Statement will not use leverage in their options and futures strategies.  Such investments will be made for hedging purposes only.  A Fund will hold securities or other options or futures positions whose values are expected to offset its obligations under the hedge strategies.  A Fund will not enter into an option or futures position that exposes it to an obligation to another party unless it owns either:  (1) an offsetting position in securities or other options or futures contracts; or (2) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations.  The Funds will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will set aside cash and high grade liquid debt securities in a segregated account with its custodian bank in the amount prescribed.  The Funds’ Custodian shall maintain the value of such segregated account equal to the prescribed amount by adding or removing additional cash or liquid securities to account for fluctuations in the value of securities held in such account.  Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with similar securities.  As a result, there is a possibility that segregation of a large percentage of a Fund’s assets could impede portfolio management or the Fund’s ability to meeting redemption requests or other current obligations.

Risk Factors in Options, Futures and Forward Transactions.  The use of options and futures instruments involves the risk of imperfect correlation in movements in the price of options and futures and movements in the price of securities which are the subject of the hedge.  If the price of the options or futures moves more or less than the price of hedged securities, a Fund will experience a gain or loss which will not be completely offset by movements in the price of the subject of the hedge.  The successful use of options and futures also depends on the Advisor’s ability to correctly predict price movements in the market involved in a particular options or futures transaction.  To compensate for imperfect correlations, a Fund may purchase or sell stock index options or futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the stock index options or futures contracts.  Conversely, a Fund may purchase or sell fewer stock index options or futures contracts, if the historical price volatility of the hedged securities is less than that of the stock index options or futures contracts.  The risk of imperfect correlation generally tends to diminish as the maturity date of the stock index option or futures contract approaches.  Options are also subject to the risks of an illiquid secondary market, particularly in strategies involving writing options, which a Fund cannot terminate by exercise.  In general, options whose strike prices are close to their underlying instruments’ current value will have the highest trading volume, while options whose strike prices are further away may be less liquid.

The Funds described in this Statement may contract to purchase securities for a fixed price at a future date beyond customary settlement time.  When effecting such transactions, cash or marketable securities held by a Fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated by the Custodian on the Funds’ records at the trade date and maintained until the transaction is settled. The failure of the other party to the transaction to complete the transaction may cause a Fund to miss an advantageous price or yield.  Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.

The Funds intend to enter into options and futures transactions, on an exchange or in the OTC market, only if there appears to be a liquid secondary market for such options or futures or, in the case of OTC transactions, the Advisor believes the Fund can receive on each business day at least two independent bids or offers.  However, there can be no assurance that a liquid secondary market will exist at any specific time.  Thus, it may not be possible to close an options or futures position.  The inability to close options and futures positions also could have an adverse impact on a Fund’s ability to effectively hedge its portfolio.  There is also the risk of loss by a Fund of margin deposits or collateral in the event of bankruptcy of a broker with whom a Fund has an open position in an option, a futures contract or related option.  To the extent that the Fund uses futures, options or forward instruments to gain direct exposure to a security or market, the use of such instruments could expose the Fund to the effects of leverage, which could increase the Fund’s exposure to the market and magnify potential losses.

The exchanges on which options on portfolio securities are traded have generally established limitations governing the maximum number of call or put options on the same underlying security (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers).  “Trading limits” are imposed on the maximum number of contracts which any person may trade on a particular trading day.

Certain Regulatory Aspects of Use of Futures and Options on Futures. The Funds are operated by a person who has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act, as amended (“CEA”), and, therefore, is not subject to registration or regulation as a pool operator under the CEA.

SELECTIVE DISCLOSURE OF THE SSGA FUNDS’ PORTFOLIO HOLDINGS

The SSgA Funds maintain portfolio holdings disclosure policies (“Disclosure Policies”) that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by a Fund. The Disclosure Policies have been approved by the Board of Trustees. Disclosure of each Fund’s complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q.  These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov.  The Funds will also make complete portfolio holdings available generally no later than 60 calendar days after the end of the Funds’ fiscal quarter on their website at www.ssgafunds.com.  Quarterly reports will remain on the site until the next quarter’s quarterly reports are posted.

The Disclosure Policies provide that no information concerning the portfolio holdings of the Funds may be disclosed to any unaffiliated third party or shareholder, both individual and institutional, except as provided in the Disclosure Policies. The Disclosure Policies require that any non-public disclosure of the Funds’ portfolio holdings to any party, including any shareholder, may only be made if limited exceptions contained in the Disclosure Policies are satisfied. These exceptions are noted below:

a)              The Disclosure Policies permit disclosure of non-public Funds portfolio holdings to any party if that party has signed a written confidentiality agreement that is in form and substance acceptable to, and approved by, the Funds’ officers.  Fund officers may determine what parties to provide such information to, but will report such disclosures, including the form of the confidentiality agreement, at regular Board of Trustees meetings.   No compensation or other consideration is paid as a part of any such arrangement.

b)             The Disclosure Polices permit the disclosure of any and all portfolio information to the Funds’ service providers who generally need access to such information in the performance of their contractual duties and responsibilities, such as the Advisor, Sub-Advisor, the Trustees, the directors of the Advisor, the Funds’ Custodian, Distributor, Transfer Agent, Administrator, Independent Accountants, Funds counsel, and each of their respective affiliates and advisors, so long as the disclosure is subject to duties of confidentiality imposed by law and/or contract as determined by the Funds’ officers.   The Codes of Ethics of such service providers prohibit the use of such information for trading purposes and violations of such codes must be reported to the Funds’ Chief Compliance Officer.  No compensation or other consideration is paid as a part of any such arrangement.

c)              The Disclosure Policies permit disclosure to numerous mutual Fund evaluation services (such as Morningstar and Lipper) and due diligence departments of broker-dealers and wirehouses that regularly analyze the portfolio holdings of mutual funds in order to monitor and report on various attributes.  These services and departments then distribute the results of their analysis to the public, paid subscribers and/or in-house brokers.  In order to facilitate the review of the Funds by these services and departments, the Disclosure Policies provide that the Funds may distribute (or authorize the Administrator, Advisor, Sub-Advisor and the Funds’ Custodian or Fund accountants to distribute) periodic portfolio holdings to such services and departments.  If the disclosure of portfolio holding information to any service or department is prior to the public disclosure of this information, the Disclosure Policies require that the service or department enter into a written obligation of confidentiality, approved by a Fund officer.  No compensation or other consideration is paid as a part of any such arrangement.

d)             The Disclosure Policies permit the Advisor’s trading desk to periodically distribute lists of investments held by its clients (including the Funds) for general analytical research purposes.  The Disclosure Policies allow this type of disclosure provided that those lists do not identify individual clients or individual client position sizes and that for equity securities, those lists do not show aggregate client position sizes. The Codes of Ethics of such service providers prohibit the use of such information for trading purposes and violations of such codes must be reported to the Funds’ Chief Compliance Officer.  No compensation or other consideration is paid as a part of any such arrangement.

e)              The Disclosure Policies permit the disclosure of portfolio holdings information as may be required by applicable law.

The Disclosure Policies permit portfolio managers and other senior officers or spokespersons of the Administrator, Advisor, Sub-Advisor or the Funds to disclose or confirm the ownership of any individual portfolio holding position to reporters, brokers, shareholders, consultants or other interested persons only if such information has been previously publicly disclosed in accordance with the Disclosure Policies.  For example, a portfolio manager discussing a Fund may indicate that he owns XYZ company for the Fund only if the Fund’s ownership of such company has previously been publicly disclosed.

In determining whether non-public holdings information should be provided to any party in compliance with the Disclosure Policies, Fund officers will consider, among other things, the requesting parties need for such information and whether providing such information is in the best interests of shareholders.  In the event of a conflict, a Fund officer will present information to the Board for their consideration.

The Funds’ Board of Trustees, the Administrator, the Advisor or the Sub-Advisor may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information beyond those found in the Disclosure Policies.  The Disclosure Policies will be reviewed and tested by the Funds’ Chief Compliance Officer.

The Disclosure Policies may not be waived, or exceptions made, without the consent of a Fund officer.  All waivers and exceptions of the Disclosure Policies involving the Funds must be disclosed to the Board of Trustees of the Funds no later than its next regularly scheduled quarterly meeting.

The Disclosure Policies are intended to ensure compliance by the Funds’ Administrator, Advisor, Sub-Advisor and the Funds with applicable regulations of the federal securities laws, including the 1940 Act and the Investment Advisers Act of 1940, as amended.  It is the policy of the Administrator, Advisor and Sub-Advisor to protect the confidentiality of client holdings and prevent the selective disclosure of non-public information concerning the Funds.

INVESTMENT RESTRICTIONS

Each Fund is subject to certain investment restrictions, which are considered either fundamental or nonfundamental.  A nonfundamental restriction may be changed by a vote of the Board of Trustees without shareholder approval.  A fundamental restriction may only be changed by a vote of a “majority of the outstanding voting securities” of the Fund.  A majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities. Unless otherwise noted, these restrictions apply on a Fund-by-Fund basis at the time an investment is made.

SSgA Disciplined Equity, Small Cap, IAM SHARES, and Tuckerman Active REIT Funds only:

The following are fundamental restrictions with respect to the Funds named above (except as specifically noted).

1.               A Fund will not invest 25% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the US Government, its agencies and instrumentalities and, with respect to the Tuckerman Active REIT Fund only, securities of companies directly or indirectly engaged in the real estate industry).  Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment.

2.               A Fund will not borrow money (including reverse repurchase agreements), except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33-1/3% of the current value of the Fund’s assets taken at market value, less liabilities other than borrowings.  If at any time the Fund’s borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation.  A Fund will not purchase investments once borrowed funds (including reverse repurchase agreements) exceed 5% of its total assets.

3.               A Fund will not pledge, mortgage or hypothecate its assets.  However, the Fund may pledge securities having a market value at the time of the pledge not exceeding 33-1/3% of the value of the Fund’s total assets to secure borrowings permitted by paragraph (2) above.

4.               A Fund will not with respect to 75% of its total assets, invest in securities of any one issuer (other than securities issued by the US Government, its agencies, and instrumentalities), if immediately after and as a result of such investment the current market value of the Fund’s holdings in the securities of such issuer exceeds 5% of the value of the Fund’s assets and to not more than 10% of the outstanding voting securities of such issuer. (Not applicable to Tuckerman Active REIT Fund.)

5.               A Fund will not make loans to any person or firm; provided, however, that the making of a loan shall not include (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or of a type customarily purchased by institutional investors, or (ii) the entry into repurchase agreements or reverse repurchase agreements.  The Fund may lend its portfolio securities to broker-dealers or other institutional investors if the aggregate value of all securities loaned does not exceed 33-1/3% of the value of the Fund’s total assets.  The Funds may lend cash to any registered investment company or portfolio series for which the Fund’s Advisor serves as advisor or subadvisor to the extent permitted by the 1940 Act or any rule or order issued thereunder.

6.               A Fund will not purchase or sell commodities or commodity futures contracts except that the Fund may enter into futures contracts and options thereon for hedging purposes, including protecting the price or interest rate of a security that the Fund intends to buy and which relate to securities in which the Fund may directly invest and indices comprised of such securities, and may purchase and write call and put options on such contracts.

7.               A Fund will not purchase or sell real estate or real estate mortgage loans; provided, however, that the Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

8.               A Fund will not engage in the business of underwriting securities issued by others, except that the Fund will not be deemed to be an underwriter or to be underwriting on account of the purchase of securities subject to legal or contractual restrictions on disposition.

9.               A Fund will not issue senior securities, except as permitted by its investment objective, policies and restrictions, and except as permitted by the 1940 Act. This restriction shall not be deemed to prohibit a Fund from (i) making any permitted borrowings, mortgages or pledges, or (ii) entering into repurchase transactions.

10.         A Fund will not purchase or sell puts, calls or invest in straddles, spreads or any combination thereof, if as a result of such purchase the value of the Fund’s aggregate investment in such securities would exceed 5% of the Fund’s total assets.

11.         A Fund will not make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions.  The Fund may make initial margin deposits and variation margin payments in connection with transactions in futures contracts and related options.

The following are non-fundamental restrictions.

12.         A Fund will not purchase from or sell portfolio securities to its officers or directors or other interested persons (as defined in the 1940 Act) of the Fund, including their investment advisors and affiliates, except as permitted by the 1940 Act and exemptive rules or orders thereunder.

13.         A Fund will not invest in securities issued by other investment companies except in connection with a merger, consolidation, acquisition of assets, or other reorganization approved by the Fund’s shareholders, except that the Fund may invest in such securities to the extent permitted by the 1940 Act.  These investment companies may charge management fees which shall be borne by the Fund.

14.         A Fund will not invest more than 15% of its net assets in the aggregate, on an ongoing basis, in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days duration.

15.         A Fund will not make investments for the purpose of gaining control of an issuer’s management.

With respect to the industry concentration outlined in Investment Restriction No. 1, the Advisor treats US domestic banks and foreign branches of US banks as a separate industry from foreign banks.  To the extent these restrictions reflect matters of operating policy which may be changed without shareholder vote, these restrictions may be amended upon approval by the Board of Trustees and notice to shareholders.  If a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except as otherwise noted.

SSgA Enhanced Small Cap, Directional Core Equity and Core Edge Equity Funds only:

The Funds named above are subject to the following fundamental investment restrictions.

1.                                       A Fund will not borrow money, except as permitted under the 1940 Act, as amended and as interpreted or modified by regulation from time to time. The Directional Core Equity Fund will not borrow money, except in connection with purchasing securities on margin and as otherwise permitted under the 1940 Act, as amended and as interpreted or modified by regulation from time to time.

2.                                       A Fund will not issue “senior securities,” except as permitted under the 1940 Act, as amended and as interpreted or modified by regulation from time to time.

3.                                       A Fund will not engage in the business of underwriting securities issued by others, except to the extent that the Fund may be considered to be an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with its investments in other investment companies.

4.                                       A Fund will not purchase or sell real estate, except that the Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, and (iv) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

5.                                       A Fund will not purchase or sell commodities or commodity contracts, except the Fund may purchase and sell derivatives (including but not limited to options, futures contracts and options on futures contracts) whose value is tied to the value of a financial index or a financial instrument or other asset (including, but not limited to, securities indexes, interest rates, securities, currencies and physical commodities).

6.                                       A Fund will not make loans, except that the Fund may (i) lend portfolio securities, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers’ acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities and (iv) participate in an interfund lending program with other registered investment companies.

7.                                       A Fund will not purchase a security if, after giving effect to the purchase, more than 25% of its total assets would be invested in the securities of one or more issuers conducting their principal business activities in the same industry. The Directional Core Equity Fund and the Core Edge Equity Fund will not purchase a security if, after giving effect to the purchase, 25% or more of its total assets would be invested in a particular industry, 5% or more of its assets would be invested in any one issuer or if the Fund would own more than 10% of the outstanding voting stock of any one issuer.

If any percentage restriction described above for the Fund is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of the Fund’s assets will not constitute a violation of the restriction, except as otherwise noted.  In addition, the Fund may invest substantially all of its assets in the securities of a single open-end registered investment company with similar investment objectives and policies without violating any of the foregoing investment restrictions.

The following descriptions of certain investment limitations under the 1940 Act may assist investors in understanding the Funds’ investment restrictions, but are not part of the investment restrictions.

Borrowing. The 1940 Act restricts the Fund from borrowing (including pledging, mortgaging or hypothecating its assets) in excess of 50% of its total assets (not including temporary borrowings in excess of 5% of its total assets).  If at any time a Fund’s borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation.  Transactions that are fully collateralized in a manner that does not involve the prohibited issuance of a “senior security” within the meaning of Section 18(f) of the 1940 Act, shall not be regarded as borrowing for the purposes of the Fund’s investment restriction.

The SSgA Funds acknowledges that current law and regulation under Section 18 of the 1940 Act, as amended, precludes the use of leveraged margin trading by a registered open-end management investment company.  While the Directional Core Equity and Core Edge Equity Funds will trade on margin, such trading will be fully collateralized in accordance with the 1940 Act and SEC Staff guidance.

Senior Securities.  Senior securities may include any obligation or instrument issued by the Fund evidencing indebtedness.  The 1940 Act generally prohibits funds from issuing senior securities, although it provides allowances for certain borrowings and certain other investments, such as short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, when such investments are “covered” or with appropriate earmarking or segregation of assets to cover such obligations.

Underwriting.  Under the 1940 Act, underwriting securities involves the Fund purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly.  Under the 1940 Act, a diversified Fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets.

Concentration.  The SEC has defined concentration as investing 25% or more of an investment company’s total assets in an industry or group of industries, with certain exceptions.

TEMPORARY DEFENSIVE POSITION

From time to time, a Fund may take temporary defensive positions in attempting to respond to adverse market, economic or other conditions.  Temporary defensive positions may be taken, for example, to preserve capital or if the Fund is unable to pursue its investment strategies or acquire the types of securities in which it normally invests.  Temporary defensive positions will be in high-quality fixed income securities, cash or cash equivalents.  These positions include, but are not limited to: (1) obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities; (2) commercial paper, bank certificates of deposit, bankers’ acceptances and time deposits; (3)  repurchase agreements; or (4) uninvested cash, some or all of which may be held in a non-interest bearing demand deposit account at the Fund’s affiliated custodian.  The Advisor or Sub-Advisor has discretion in determining: (i) whether taking a temporary defensive position is appropriate for a Fund at a particular time, and (ii) the types of instruments that a Fund will hold in taking a temporary defensive position.

When taking a temporary defensive position, a Fund may not achieve its investment objective .

PORTFOLIO TURNOVER

Generally, securities are purchased for the Funds for investment income and/or capital appreciation and not for short-term trading profits.  Except as otherwise stated in a Fund’s Prospectus or this Statement, the Advisor’s sell discipline for each Fund’s investment in securities is based on the premise of a long-term investment horizon, however, sudden changes in valuation levels arising from, for example, new macroeconomic policies, political developments, and industry conditions could change the assumed time horizon. Liquidity, volatility, and overall risk of a position are other factors considered by the Advisor in determining the appropriate investment horizon.  Therefore, the Funds may dispose of securities without regard to the time they have been held when such action, for defensive or other purposes, appears advisable.

Portfolio turnover is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular year, by the monthly average value of the portfolio securities owned by a Fund during the year.  For purposes of determining the rate, all short-term securities, including options, futures, forward contracts and repurchase agreements, are excluded.  A high turnover rate (over 100%) will:  (1) increase transaction expenses which will adversely affect a Fund’s performance; and (2) result in increased brokerage commissions and other transaction costs, and the possibility of realized capital gains. To the extent any realized gains are short-term capital gains, they will generally be taxed at ordinary income rates.  The payment of any taxes will impact a shareholder’s net return from holding an interest in a Fund.

The Small Cap, Directional Core Equity and Core Edge Equity Funds’ portfolio turnover rate may also be affected by participation in initial public offerings (IPOs).  These Funds are authorized to participate in IPOs and then immediately sell the security in the aftermarket.  This practice could result in active and frequent trading of portions of the Fund’s portfolio and an increase in the Fund’s portfolio turnover rate.

Portfolio Turnover Rate. The following table shows each Fund’s portfolio turnover rate during the fiscal years ended August 31:

Fund	2008	2007	2006
Disciplined Equity	70%	53%	44%
Small Cap	159%	125%	83%
Tuckerman Active REIT	35%	32%	36%
IAM SHARES	2%	6%	12%
Enhanced Small Cap	93%	49%	76%
Directional Core Equity	114%	185%	108%
Core Edge Equity	125%	Not operational	Not operational

MANAGEMENT OF THE FUNDS

BOARD OF TRUSTEES AND OFFICERS

The Board of Trustees is responsible for overseeing generally the management, activities and affairs of the Funds and has approved contracts with various financial organizations to provide, among other services, day-to-day management required by the SSgA Funds (see the section called “Investment Advisory and Other Services.”). The Trustees hold office for the life of the SSgA Funds.  A Trustee may resign or retire, and may be removed at any time by a vote of two-thirds of SSgA Funds shares or by a vote of a majority of the Trustees.  The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by holders of not less than 10% of the shares then outstanding.  A vacancy on the Board of Trustees may be filled by the vote of a majority of the remaining Trustees, provided that immediately thereafter at least two-thirds of the Trustees have been elected by shareholders.  The Trustees who are not “interested persons” of the SSgA Funds (the “Independent Trustees”) shall be eligible to serve as Chairman of the Board for a two-year term on a rotating basis. The officers, all of whom are elected annually by the Board of Trustees and employed by either the Administrator or the Advisor or their affiliates, are responsible for the day-to-day management and administration of the SSgA Funds’ operations. For the fiscal year ended August 31, 2008 the Board of Trustees held eight meetings (including one meeting of the Independent Trustees).

Committees of the Board of Trustees.  There are four standing committees of the Board of Trustees:

•                  The Audit Committee’s primary functions are to recommend the selection, retention or termination of auditors and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any consulting services to the manager, and to receive the auditors’ specific representations as to their independence; meet with the Funds’ independent auditors, including private meetings, as necessary to: (i) review the arrangements for and scope of the annual audit and any special audits; (ii) discuss any matters of concern relating to the Funds’ financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) consider the auditors’ comments with respect to the Funds’ financial policies, procedures and internal accounting controls and management’s responses thereto; (iv) review the form of opinion the auditors propose to render to the Board and shareholders; (v) consider the effect upon the SSgA Funds of any changes in accounting principles or practices proposed by management or the auditors; (vi) review the fees charged by the auditors for audit and non-audit services; (vii) investigate improprieties or suspected improprieties in Fund operations; (viii) pre-approve Fund audit services and associated fees; (ix) pre-approve non-audit services provided to the Fund and to the Funds’ Advisor or service affiliates (entities that are affiliated with the Funds’ investment advisor and provide ongoing services to the Funds) where the services have a direct impact on the operations of financial reporting of the Fund; (x) receive and consider, prior to the filing of an audit report with the SEC, reports from the Funds’ independent auditor regarding their audit; (xi) receive and consider reports from Fund management of any significant deficiencies in the design or operation of the Funds’ internal controls; (xii)  report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate; and (xiii) perform such other functions consistent with the Audit Committee Charter, the SSgA Funds’ By-laws and governing law, as the Audit Committee or the Board of Trustees deems necessary or appropriate. The Audit Committee consists of all of the Independent Trustees.  For the fiscal year ended August 31, 2008 the Audit Committee held five meetings.

•                  The Valuation Committee’s primary purpose is to make fair value determinations as set forth in the SSgA Funds’ Securities Valuation Procedures.  The SSgA Funds have established procedures and guidelines for valuing portfolio securities and makes fair value determinations from time to time through the Valuation Committee, with the assistance of the Oversight Committee, State Street Bank and Trust Company (“State Street”) and SSgA Funds Management, Inc.  The Valuation Committee reviews the actions and recommendations of the Oversight Committee at each quarterly Board of Trustees meeting. The Valuation Committee consists of all of the Independent Trustees.  For the fiscal year ended August 31, 2008, the Valuation Committee held 11 meetings.

•                  The primary function of the Governance Committee and the Nominating Sub-Committee is to review and evaluate the composition and performance of the Board and make nominations for membership on all Board committees and review the responsibilities of each committee; and to review governance procedures, compensation of Independent Trustees, and independence of outside counsel to the Trustees.  The Nominating Committee will not consider nominees recommended by securities holders.  The Governance Committee consists of all of the Independent Trustees.  For the fiscal year ended August 31, 2008 the Governance Committee held two meetings.

•                  The primary functions of the Qualified Legal and Compliance Committee (the “QLCC”) are to receive quarterly reports from the SSgA Funds’ Chief Compliance Officer; to oversee generally the SSgA Funds’ responses to regulatory inquiries; and to investigate matters referred to it by the Chief Legal Officer and make recommendations to the Board regarding the implementation of an appropriate response to evidence of a material violation of the securities laws or breach of fiduciary duty or similar violation by the SSgA Funds, its officers or the Trustees. The QLCC consists of all of the Independent Trustees.  During the fiscal year ended August 31, 2008, the QLCC held five meetings.

The following lists the SSgA Funds’ Trustees and principal officers, mailing addresses and ages, positions with the SSgA Funds and length of time served, and present and principal occupations and, with respect to the Trustees, other directorships held during the past five years.

Name, Address and Age	Position(s) with SSgA Funds; Length of Time Served; Term of Office: Until successor is elected and qualified	Principal Occupation(s) During Past 5 Years; Other Directorships Held	Number of Portfolios in Fund Complex Overseen by Trustee
Independent Trustee Lynn L. Anderson Born April 22, 1939 909 A Street Tacoma, WA 98402	• Chairman of the Board since 1988 • Independent Chairman since January 2006 • Member (ex officio), Audit Committee • Member (ex officio), Governance	• Director, Russell Trust Company; and • Until December 2005, Vice Chairman, Frank Russell Company (institutional financial consultant) (Retired); and Chairman of the Board, Russell Investment Company and Russell Investment Funds (registered investment companies) (Retired).	21

Name, Address and Age	Position(s) with SSgA Funds; Length of Time Served; Term of Office: Until successor is elected and qualified	Principal Occupation(s) During Past 5 Years; Other Directorships Held	Number of Portfolios in Fund Complex Overseen by Trustee
	Committee • Member (ex officio), Valuation Committee • Member (ex officio), QLCC

Interested Trustee Shawn C.D. Johnson Born March 3, 1963 State Street Financial Center One Lincoln Street Boston, MA 02111-2900	• Trustee since November 2008	• 2003 to Present, Senior Managing Director; Chairman, SSgA Investment Committee, State Street Global Advisors; • 2006 to Present, Trustee, Berea College; and • 2008 to Present, Chairman, Financial Service Sector Coordinating Counsel.	21

Independent Trustee William L. Marshall Born December 12, 1942 909 A Street Tacoma, WA 98402	• Trustee since 1988 • Chairman, Audit Committee • Member, Governance Committee • Member, Valuation Committee • Member, QLCC	• Chief Executive Officer and President, Wm. L. Marshall Associates, Inc., Wm. L. Marshall Companies, Inc. and the Marshall Financial Group, Inc. (a registered investment advisor and provider of financial and related consulting services); • Certified Financial Planner and Member, Financial Planners Association; and • Registered Representative and Principal for Securities with Cambridge Investment Research, Inc., Fairfield, Iowa.	21

Independent Trustee Steven J. Mastrovich Born November 3, 1956 909 A Street Tacoma, WA 98402	• Trustee since 1988 • Member, Audit Committee • Member, Governance Committee • Member, Valuation Committee • Member, QLCC	• Global Head of Structured Real Estate and Business Development, J.P. Morgan Investment Management (private real estate investment for clients primarily outside of the US to locate private real estate investments within the US).	21

Independent Trustee Patrick J. Riley Born November 30, 1948 909 A Street	• Trustee since 1988 • Member, Audit Committee • Chairman, Governance Committee	• 2003 to Present, Associate Justice, Commonwealth of Massachusetts Superior Court; • 1985 to 2002, Partner, Riley, Burke & Donahue, L.L.P. (law firm); and • Director, SSgA Cash Management Fund plc;	21

Name, Address and Age	Position(s) with SSgA Funds; Length of Time Served; Term of Office: Until successor is elected and qualified	Principal Occupation(s) During Past 5 Years; Other Directorships Held	Number of Portfolios in Fund Complex Overseen by Trustee
Tacoma, WA 98402	• Member, Valuation Committee • Member, QLCC	and State Street Global Advisors Ireland, Ltd. (investment companies).

Independent Trustee Richard D. Shirk Born October 31, 1945 909 A Street Tacoma, WA 98402	• Trustee since 1988 • Member, Audit Committee • Member, Governance Committee • Member, Valuation Committee • Member, QLCC • Audit Committee Financial Expert	• March 2001 to April 2002, Chairman (1996 to March 2001, President and Chief Executive Officer), Cerulean Companies, Inc. (holding company) (Retired); • Board Member, Healthcare Georgia Foundation (private foundation); and • September 2002 to Present, Board Member, Amerigroup Corp. (managed health care).	21

Independent Trustee Bruce D. Taber Born April 25, 1947 909 A Street Tacoma, WA 98402	• Trustee since 1991 • Member, Audit Committee • Member, Governance Committee • Chairman, Valuation Committee • Member, QLCC	• Consultant, Computer Simulation, General Electric Industrial Control Systems (diversified technology and services company); and • Director, SSgA Cash Management Fund plc; and State Street Global Advisors Ireland, Ltd. (investment companies).	21

Independent Trustee Henry W. Todd Born May 4, 1947 909 A Street Tacoma, WA 98402	• Trustee since 1988 • Alternate Chairman, Audit Committee • Member, Governance Committee • Member, Valuation Committee • Chairman, QLCC • Audit Committee Financial Expert	• Chairman, President and CEO, A.M. Todd Group, Inc. (flavorings manufacturer); and • Director, SSgA Cash Management Fund plc; and State Street Global Advisors Ireland, Ltd. (investment companies).	21

Name, Address and Age	Position(s) with SSgA Funds; Length of Time Served; Term of Office: Until successor is elected by Trustees	Principal Occupation(s) During Past Five Years
Principal Officer James E. Ross Born June 24, 1965 State Street Financial Center One Lincoln Street Boston, MA 02111-2900	• President and Chief Executive Officer from January 2006 to Present • Principal Executive Officer since 2005

•     2005 to Present, President (2001 to 2005, Principal), SSgA Funds Management, Inc. (investment advisor);

•     March 2006 to Present, Senior Managing Director (2000 to 2006, Principal), State Street Global Advisors; and

•     President, Principal Executive Officer and Trustee, SPDR Series Trust and SPDR Index Shares Funds; Trustee, Select Sector SPDR Trust; President, Principal Executive Officer and Trustee, State Street Master Funds and State Street Institutional Investment Trust (registered investment companies).

Principal Officer Ellen M. Needham Born January 4, 1967 State Street Financial Center One Lincoln Street Boston, MA 02111-2900	• Vice President since May 2006

•     Principal, SSgA Funds Management, Inc. (investment advisor); and

•     July 2007 to Present, Managing Director (June 2006 to July 2007, Vice President; 2000 to June 2006, Principal), State Street Global Advisors.

Principal Officer Julie B. Piatelli Born August 5, 1967 State Street Financial Center One Lincoln Street Boston, MA 02111-2900	• Chief Compliance Officer since August 2007	• 2004 to Present, Principal and Senior Compliance Officer, SSgA Funds Management, Inc.; Vice President, State Street Global Advisors; and • 1999 to 2004, Senior Manager, PricewaterhouseCoopers LLC.

Principal Officer Mark E. Swanson Born November 26, 1963 909 A Street Tacoma, WA 98402	• Treasurer and Principal Accounting Officer since 2000

•     Director – Fund Administration, Russell Investment Management Company, Russell Fund Services Company, and Russell Trust Company;

•     Treasurer and Chief Accounting Officer, Russell Investment Company and Russell Investment Funds; and

•     Director, Russell Financial Services, Inc., Russell Investment Management Company, and Russell Fund Services Company.

Principal Officer Gregory J. Lyons Born August 24, 1960 909 A Street Tacoma, WA 98402	• Secretary since 2007 and Chief Legal Officer since 2008

•     US General Counsel and Assistant Secretary, Frank Russell Company, Russell Insurance Agency, Inc.;

•                  Secretary, Russell Investment Management Company, Russell Financial Services, Inc., and Russell Fund Services Company; and

•     Secretary and Chief Legal Counsel, Russell Investment Company and Russell Investment Funds.

COMPENSATION

Independent Trustees are paid each calendar year an annual base retainer fee of $70,000.  The SSgA Funds’ Chairman receives an additional annual retainer of $30,000.  In addition to the foregoing retainer fees, the Independent Trustees receive an annual retainer for committee membership as follows: $6,000 (Audit Committee); $4,000 (Governance and Nominating Committee); $7,000 (Valuation Committee); and $4,000 (Legal and Compliance Committee).  The Independent Trustees are paid a per-meeting fee for attendance of $6,000 (regular Board of Trustees meetings); $2,500 (Independent Trustees meetings); $4,000 (Audit Committee meetings), $2,500 (Governance and Nominating Committee meetings), $2,500 (Legal and Compliance Committee meetings called for purposes other than receiving reports from the Funds’ Chief Compliance Officer), $750 (telephonic meetings under thirty minutes), and $1,500 (telephonic meetings over thirty minutes).  The Chairman of each Committee receives an additional annual fee as follows:  $10,000 (Audit Committee); and $5,000 (Governance and Nominating Committees, Legal and Compliance Committee, and Valuation Committee). The Independent Trustees are reimbursed for travel and other out-of-pocket expenses in connection with meeting attendance. As of the date of this Statement, the Trustees were not paid pension or retirement benefits as part of SSgA Funds’ expenses. However, the SSgA Funds have, pursuant to an exemptive order from the SEC, implemented an optional deferred compensation plan by which the Independent Trustees may defer receipt of compensation and receive a return on the deferred amount determined with reference to the performance of shares of specified SSgA Funds.  The SSgA Funds’ officers are compensated by either the Administrator or the Advisor or their affiliates.

Trustee Compensation Table
For The Fiscal Year Ended August 31, 2008

	Aggregate Compensation From SSgA Funds	Pension Or Retirement Benefits Accrued As Part Of SSgA Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Funds And Fund Complex Paid To Trustees
Independent Trustees
Lynn L. Anderson, Chairman of the Board	$182,496	$0	$0	$182,496
William L. Marshall	$172,669	$0	$0	$172,669
Steven J. Mastrovich	$154,770	$0	$0	$154,770
Patrick J. Riley*	$159,917	$0	$0	$159,917
Richard D. Shirk	$159,611	$0	$0	$159,611
Bruce D. Taber**	$166,317	$0	$0	$166,317
Henry W. Todd	$166,604	$0	$0	$166,604

*	The total amount of deferred compensation payable to Patrick J. Riley was $159,917 for the fiscal year ended August 31, 2008.

**	The total amount of deferred compensation payable to Bruce D. Taber was $16,637 for the fiscal year ended August 31, 2008.

EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2007

Trustee	Dollar Range Of Equity Securities In Each Fund		Aggregate Dollar Range Of Equity Securities In All Registered Investment Companies Overseen By Trustees In Family of Investment Companies
Lynn L. Anderson	Disciplined Equity Fund	$10,001-$50,000	$50,001-$100,000
	Small Cap Fund	$10,001-$50,000

William L. Marshall	Disciplined Equity Fund	$10,001-$50,000	$10,001-$50,000
	Emerging Markets Fund	$10,001-$50,000

Steven J. Mastrovich	None	$0	$0

Patrick J. Riley	International Stock Selection Fund	$50,001-$100,000	Over $100,000
	Emerging Markets Fund	$50,001-$100,000
	Small Cap Fund	Over $100,000
	Disciplined Equity Fund	Over $100,000

Richard D. Shirk	Small Cap Fund	$10,001-$50,000	Over $100,000
	Emerging Markets Fund	$10,001-$50,000
	High Yield Bond Fund	$50,001-$100,000
	Tax Free Money Market Fund	$10,001-$50,000
	US Government Money Market Fund	$10,001-$50,000

Bruce D. Taber	Bond Market Fund	$10,001-$50,000	Over $100,000
	Disciplined Equity Fund	$10,001-$50,000
	Small Cap Fund	$10,001-$50,000
	Emerging Markets Fund	$10,001-$50,000
	Life Solutions Income and Growth Fund	$10,001-$50,000

Henry W. Todd	None	$0	$0

CONTROLLING AND PRINCIPAL SHAREHOLDERS

State Street may from time to time have discretionary authority over accounts which invest in shares of the SSgA Funds.  These accounts include accounts maintained for securities lending clients and accounts which permit the use of the Funds as short-term cash sweep investments.  Shares purchased for all discretionary accounts are held of record by State Street, who retains voting control of such shares.  As of November 30, 2008, State Street held of record less than 25% of the issued and outstanding shares of the SSgA Funds (in the aggregate) in connection with its discretionary accounts, however, State Street may hold more than 25% of such shares in any one series of the Funds.  Consequently, State Street is not deemed to be a controlling person for purposes of the 1940 Act.

The Trustees and officers of Funds, as a group, own less than 1% of SSgA Funds’ voting securities.

As of November 30, 2008, the following shareholders owned of record 5% or more of the issued and outstanding shares of each Fund described in this Statement. Such shares may be held pursuant to a shareholder servicing arrangement in omnibus accounts for underlying shareholders:

Disciplined Equity

•                  Charles Schwab & Co Inc, Special Cust A/C FBO Our Customers, Mutual Funds, 101 Montgomery Street, San Francisco, CA  94104-4151—6.37%

•                  Hunter & Co., FBO Wellesley College General, P.O. Box 5496, Boston Ma, 02206-5496—5.01%

Small Cap

•                  Citigroup Global Markets Inc., 333 West 34th Street - 3rd Floor, New York, NY  10001-2402—7.72%

•                  National Financial Services Corporation for the exclusive benefit of our customers, Attn Mutual Funds 5th Fl, 200 Liberty St, New York, NY  10281—23.91%

•                  Equitable Life for Separate Account, #65 on behalf of various 401(K) Expediter Plans, 200 Plaza Drive HM-2, Secaucus NJ, 07094-3607—5.03%

Small Cap – Class R

•                  Hartford Life Insurance Company, Separate Account, Attn UIT Operations, P.O. Box 2999, Hartford CT  06104-2999—83.36%

•                  Citigroup Institutional Trust, Company Trustee FBO, Smith Barney 401(K) Account, 400 Atrium Drive, Somerset NJ  08873-4162—13.96%

Tuckerman Active REIT

•                  Charles Schwab & Co Inc, Special Cust A/C FBO Our Customers, Mutual Funds, 101 Montgomery Street, San Francisco, CA  94104-4151—30.82%

•                  National Financial Services Corporation for the exclusive benefit of our customers, Attn Mutual Funds 5th Fl, 200 Liberty St, New York, NY  10281- 31.95%

IAM SHARES

•                  Dolphin & Co - As Trustee for IAM National Pension U/A Dtd 5/1983, P.O. Box 470 - Jq7n, Boston, MA  02122-0016—94.14%

•                  SEI Private Trust Co., C/O Suntrust ID 866, One Freedom Valley Drive, Oaks PA, 19456 —5.02%

Enhanced Small Cap

•                  Hunter & Co, FBO Mass General Hospital, P.O. Box 5496, Boston, MA  02206-5496—5.31%

•                  Wells Fargo Bank NA, FBO DDPM - Mutual Funds, P.O. Box 1533, Minneapolis, MN  55480-1533—11.38%

•                  Hunter & Co, FBO USC Diversified Equity Fund, P.O. Box 5496, Boston, MA  02206-5496—7.83%

Directional Core Equity

•                  None as of November 30, 2008.

Core Edge Equity

•                  Windanchor (2DLB), 1776 Heritage Drive - 4th Floor, Adams Building 4 W, North Quincy, MA  02171-2119—61.16%

•                  Winddeck, 1776 Heritage Drive - 4th Floor, Adams Building 4 W, North Quincy, MA  02171-2119—30.29%

•                  Windcove (2DLI), 1776 Heritage Drive -4th Floor, Adams Building 4 W, North Quincy, MA  02171-2119—8.20%

INVESTMENT ADVISORY AND OTHER SERVICES

ADVISOR

SSgA Funds Management, Inc. (the “Advisor”) serves as the SSgA Funds’ investment advisor pursuant to an Advisory Agreement dated May 1, 2001 (the “Advisory Agreement”).  The Advisor is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company.  The Advisor, State Street, and other advisory affiliates of State Street make up State Street Global Advisors (“SSgA”), the investment management arm of State Street Corporation. State Street, the SSgA Funds’ Custodian; Boston Financial Data Services, the Transfer and Dividend Paying Agent; and State Street Global Markets, LLC, the Funds’ Distributor, are affiliated persons of the Advisor. The address of the Advisor and State Street Corporation is State Street Financial Center, One Lincoln Street, Boston, MA  02111-2900.

The Advisory Agreement will continue from year to year provided that a majority of the Trustees who are not interested persons of the Funds and either a majority of all Trustees or a majority of the shareholders of the Funds approve its continuance.  The Advisory Agreement may be terminated by the Advisor or a Fund without penalty upon sixty days’ notice and will terminate automatically upon its assignment.  Please see the Funds’ Annual Reports to Shareholders for a discussion regarding the Board’s basis for approve the Advisory Agreement and the period covered by the approval.

Under the Advisory Agreement, the Advisor directs the SSgA Funds’ investments in accordance with each Fund’s investment objective, policies and limitations.  For these services, each Fund pays an annual management fee to the Advisor.  The management fee rate is a percentage of the average daily net asset value of a Fund, calculated daily and paid monthly.

The management fee is the same for each class of shares with respect to Funds with multiple classes.

Advisory Expenses. The following table shows the expenses each Fund accrued to the Advisor during the fiscal years ended August 31:

Fund	2008	2007	2006
Disciplined Equity	$508,384	$609,975	$577,615
Small Cap	$500,141	$962,187	$2,674,204
Tuckerman Active REIT	$845,764	$1,290,085	$1,060,962
IAM SHARES	$541,050	$552,460	$502,672
Enhanced Small Cap	$196,713	$149,758	$77,096
Directional Core Equity	$268,036	$446,839	$171,879
Core Edge Equity	$123,182	—	—

The Advisor has contractually agreed to waive the advisory fee or reimburse all expenses in excess of a certain percentage of average daily net assets on an annual basis for certain Funds.  The contractual waivers and reimbursements are in effect through December 31, 2008 and are considered from year to year on a calendar basis.  The applicable waivers and reimbursements are shown in the table below for the fiscal years ended August 31:

Fund	Contractual Fee Waiver/Reimbursement (% of average daily net assets on an annual basis)	2008	2007	2006
Tuckerman Active REIT	Reimbursement of all expenses in excess of 1.00%	$122,974	$127,665	$87,236
IAM SHARES	Reimbursement of all

Fund	Contractual Fee Waiver/Reimbursement (% of average daily net assets on an annual basis)	2008	2007	2006
	expenses in excess of .65%	$0	$0	$0
Enhanced Small Cap	Reimbursement of all expenses in excess of .75%	$146,826	$133,710	$136,911
Directional Core Equity	Reimbursement of all expenses in excess of 1.60% (exclusive of nonrecurring account fees, extraordinary expenses and dividends and interest on securities sold short)	$188,687	$148,815	$112,287
Core Edge Equity	Reimbursement of all expenses in excess of 1.60%	$110,485	Not operational	Not operational

The Tuckerman Group, LLC, 4 International Drive, Suite 230, Rye Brook, NY 10573, serves as the investment sub-advisor (the “Sub-Advisor” or “Tuckerman”) for the Tuckerman Active REIT Fund pursuant to an Investment Sub-Advisory Agreement between the Advisor and Tuckerman, dated September 1, 2001.  Tuckerman is an advisory affiliate of State Street.

The Tuckerman Active REIT Fund accrued the following expenses to the Sub-Advisor during the last three fiscal years ended August 31 (the amount shown is one-half of the net advisory fee accrued for the period):

2008	2007	2006
$361,395	$581,210	$486,863

The SSgA Funds are permitted to invest their cash reserves (i.e., monies awaiting investment in portfolio securities suitable for the Funds’ objectives) in the SSgA Prime Money Market Fund, a series of the SSgA Funds not presented in this Statement (the “Central Fund”). Shares of the Central Fund sold to and redeemed from any participating Fund will not be subject to a redemption fee, distribution fee or service fee.  If Central Fund shares sold to or redeemed from a participating Fund are subject to any such distribution or service fee, the Advisor will waive its advisory fee for each participating Fund in an amount that offsets the amount of such distribution or service fee incurred by the participating Fund.  The SSgA Funds are permitted to invest their cash reserves (i.e., monies awaiting investment in portfolio securities suitable for the Funds’ objectives) in the SSgA Prime Money Market Fund, a series of the SSgA Funds not presented in this Statement (the “Central Fund”). Shares of the Central Fund sold to and redeemed from any participating Fund will not be subject to a redemption fee, distribution fee or service fee.  If Central Fund shares sold to or redeemed from a participating Fund are subject to any such distribution or service fee, the Advisor will waive its advisory fee for each participating Fund in an amount that offsets the amount of such distribution or service fee incurred by the participating Fund.

Effective September 1, 2006, the Advisor has voluntarily agreed to waive a portion of the Funds’ advisory fees equal to the advisory fee paid by the Fund to the Central Fund.  For the following SSgA Funds, the waiver amounted to the following for the fiscal year ended August 31:

Fund	2008	2007
Core Edge Equity	$143	$0

PORTFOLIO MANAGERS

Other Accounts Managed. A portfolio manager may be subject to potential conflicts of interest because he or she is responsible for multiple accounts. Potential conflicts may arise out of: (a) the portfolio manager’s execution of different investment strategies for various accounts; or (b) the allocation of investment opportunities among the portfolio manager’s accounts with the same strategy.

A potential conflict of interest may arise as a result of the portfolio managers’ responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager’s accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment. The portfolio manager may also manage accounts whose objectives and policies differ. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, an account may sell a significant position in a security, which could cause the market price of that security to decrease, while one of the funds managed by the same portfolio manager maintained its position in that security.

A potential conflict may arise when the portfolio manager is responsible for accounts that have different advisory fees — the difference in fees could create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to investment opportunities. This conflict may be heightened if an account is subject to a performance-based fee. Another potential conflict may arise when the portfolio manager has an investment in one or more accounts that seek to purchase or dispose of the same securities. His or her investment(s) may create an incentive for the portfolio manager to favor one account over another. SSgA FM has adopted policies and procedures reasonably designed to address these potential material conflicts.  For instance, portfolio managers within SSgA FM are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources.  Additionally, SSgA FM and its advisory affiliates have processes and procedures for allocating investment opportunities among portfolios that are designed to provide a fair and equitable allocation.

The Adviser manages each Fund using a team of investment professionals.  The following table lists the number and types of accounts managed by each of the key professionals involved in the day-to-day portfolio management for each Fund and assets under management in those accounts. The total number of accounts and assets have been allocated to each respective manager.  Therefore, some accounts and assets have been counted twice.

Other Accounts Managed as of August 31, 2008

Portfolio Managers	Number of Registered Investment Companies	Assets Under Management (in billions)	Number of Pooled Investment Vehicles		Assets Under Management (in billions)		Other Types of Accounts		Assets Under Management (in billions)		Asset Total (in billions)
Small Cap, Directional Core Equity and Core Edge Equity Funds

Brian Shannahan	3 funds	$0.71	27 funds	*	$6.19	*	193 accounts	**	$66.44	**	$73.34

*Includes 4 accounts with performance based fees and assets of $3.1 billion.

**Includes 1 account with performance based fees and assets of $77 million.

Enhanced Small Cap and Disciplined Equity Funds

Chuck Martin, John O’Connell	4 funds	$0.29	32 funds	*	$22.37	*	45 accounts	**	$18.18	**	$40.84

* Includes 18 accounts with performance based fees and assets of $15.25 billion

** Includes 20 accounts with performance based fees and assets of $9.78 billion

IAM SHARES Fund

Karl Schneider, John A. Tucker	67 funds	$44.0	246 funds	$328.98	262 accounts	$207.58	$580.56

Tuckerman Active REIT Fund

Amos J.Rogers III, Sophia Banar	8 funds	$2.91	10 funds	$1.42	53 accounts	$1.40	$5.73

Ownership of Securities.  As of August 31, 2008, except as noted below, the portfolio managers do not beneficially own any shares of any Funds described in this statement.

Ownership of Securities as of August 31, 2008

Portfolio Manager	Dollar Range Of Equity Securities In the Funds Managed by the Portfolio Manager

Brian Shannahan	Directional Core Equity	$100,001-$500,000

Amos J. Rogers	Tuckerman Active REIT	$1-$10,000

Compensation. The compensation of the Advisor’s investment professionals is based on a number of factors. The first factor considered is external market. Through a compensation survey process, the Advisor seeks to understand what its competitors are paying people to perform similar roles. This data is then used to determine a competitive baseline in the areas of base pay, bonus, and other incentives.  The second factor taken into consideration is the size of the pool available for compensation.  SSgA Funds Management, Inc. is a part of State Street Corporation, and therefore works within its corporate environment on determining the overall level of its incentive compensation pool.  Once determined, this pool is then allocated to the various locations and departments of the Advisor and its affiliates. The discretionary determination of the allocation amounts to these locations and departments is influenced by the competitive market data, as well as the overall performance of the group.  The pool is then allocated on a discretionary basis to individual employees based on their individual performance.  There is no fixed formula for determining these amounts, nor is anyone’s compensation directly tied to the investment performance or asset value of a product or strategy.  The same process is followed in determining incentive equity allocations.

ADMINISTRATOR

Russell Fund Services Company (“RFSC” or the “Administrator”) serves as the SSgA Funds’ administrator, pursuant to an Administration Agreement dated January 1, 2008 (the “Administration Agreement”).  RFSC is a wholly owned subsidiary of Russell Investment Management Company (“RIMCo”). The Administrator’s mailing address is 909 A Street, Tacoma, WA  98402.

RFSC is an affiliate of Russell Investments which, through its subsidiaries, provides comprehensive money manager evaluation services to institutional clients, including RIMCo. Russell Investments provides other services to large pools of investment assets, including:  (1) investment management services for Russell subsidiary-sponsored funds; and (2) transition management and portfolio implementation services. Russell Investments is an independently operated subsidiary of The Northwestern Mutual Life Insurance Company. Founded in 1857, Northwestern Mutual is a mutual insurance company organized under the laws of Wisconsin. Northwestern Mutual, its subsidiaries and affiliates offer insurance and investment products and advisory services that address client needs for financial protection, capital accumulation, and estate preservation and distribution. Products and services for the personal, business, estate and pension markets include permanent and term life insurance, disability income insurance, long-term care insurance, annuities, trust services and mutual funds.

Pursuant to the Administration Agreement with the SSgA Funds, the Administrator will:  (1) supervise all aspects of the Funds’ operations; (2)  provide the Funds with administrative and clerical services, including the maintenance of certain of the Funds’ books and records; (3) arrange the periodic updating of the Funds’ Prospectuses and any supplements thereto; (4) provide proxy materials and reports to Fund shareholders and the Securities and Exchange Commission; and (5) provide the Fund with adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items. For all services provided by the Administrator pursuant to the Administration Agreement, the SSgA Funds pay the Administrator an annual fee equal to the sum of the products of the average daily net assets for each Fund multiplied by the following percentages:

Money Market Portfolios

3.15 basis points up to and including $15 billion; 2.9 basis points thereafter

US Equity Portfolios

3.15 basis points up to and including $2 billion; 2.9 basis points thereafter

US Fixed Income Portfolios

3.15 basis points up to and including $1 billion; 2.9 basis points thereafter

International Portfolios

7.0 basis points up to and including $1 billion; 5.0 basis points thereafter

Feeder Portfolios(1)

3.15 basis points up to and including $1 billion; 1.0 basis points thereafter

For purposes of determining the breakpoints in calculating the fees above, the assets will be aggregated.

In addition, the Administrator charges a flat fee of $30,000 per year if a Fund has less than $500 million in assets under management.

The percentage of the fee paid by a particular Fund is equal to the percentage of average aggregate daily net assets that are attributable to that Fund.  The Administrator will also receive reimbursement of expenses it incurs in connection with establishing new investment portfolios. The Administration Agreement will continue from year to year provided that a majority of the Trustees and a majority of the Trustees who are not interested persons of each Fund and who have no direct or indirect financial interest in the operation of the Distribution Plan described below or the Administration Agreement approve its continuance.  The Agreement may be terminated by the Administrator or any Fund without penalty upon sixty days’ notice and will terminate automatically upon its assignment.

Administration Expenses. The following table shows the expenses each Fund accrued to the Administrator during the fiscal years ended August 31:

Fund	2008	2007	2006
Disciplined Equity	$94,274	$106,954	$103,074
Small Cap	$51,092	$70,177	$134,929
Tuckerman Active REIT	$71,143	$92,622	$81,601

(1)  The fee applicable to Feeder Portfolios shall apply for so long as all investable assets of the applicable Fund are invested in another investment company with substantially the same investment objectives and policies. The fee would revert to the appropriate fee, classified by Fund type, should the Fund cease operating as a Feeder Portfolio.

Fund	2008	2007	2006
IAM SHARES	$98,387	$99,706	$93,587
Enhanced Small Cap	$43,813	$40,503	$35,221
Directional Core Equity	$36,780	$41,287	$33,370
Core Edge Equity	$24,332	—	—

CUSTODIAN

State Street Bank and Trust Company serves as the SSgA Funds’ Custodian.  State Street is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. State Street also provides the basic portfolio recordkeeping required by the SSgA Funds for regulatory and financial reporting purposes.  For these services, State Street is paid an annual fee in accordance with the following:

•                  Fund Accounting. A fee payable monthly on a pro rata basis, based on month-end gross assets of the complex:  First $30 billion—0.75 basis point (b.p.); over $30 billion—0.50 b.p. (domestic accounting); First $10 billion—1.50 b.p.; over $10 billion—1.00 b.p. (international accounting);

•                  Custody. For domestic custody, a fee payable monthly on a pro rata basis, based on the following percentages of month-end net assets (excluding short term sweep investments into other SSgA money market funds):  First $20 billion—0.40 b.p.; over $20 billion—0.20 b.p. Domestic transaction charges range from $6 to $25.  For international transactions, holding charges range from 1 b.p. to 35 b.p. and transaction charges range from $30 to $125, depending on the country in which securities are held. An additional manual trade charge of $15 (US domestic trades) or $25 (non-US trades) applies to trades not delivered electronically in good form.

•                  Pricing. Monthly quote charge, based on month-end positions: $4,500 annual base pricing charge per Fund with charges ranging from $4 to $16, depending on the type of security. ITG fair value pricing $4,000 per Fund annually;

•                  Yields.  $4,200 per Fund annually;

•                  On-Line Access Charge.  $960 per Fund annually;

•                  Multiple Classes of Shares. $5,100 per class annually;

•                  Fund of Funds.  Accounting fee, daily priced—$9,000 per Fund of Fund annually; each additional class—$9,000 per class annually; transactions—$5 each; custody feeder flat fee $9,000 annual per feeder;

•                  Loan Servicing Fee. The greater of the per loan calculation and asset based calculation.  Per loan calculations range from $750 per loan for a Fund that holds 5 loans, to $3,750 per loan for a Fund that holds 50 loans, and a minimum additional $55 per loan charge in excess of 50 loans; asset based fee calculations are 3 b.p. for the first $500 million, 2.5 b.p. for the next $500 million and 2 b.p. thereafter, with incoming and outgoing wire charges of $5 and $5.25 respectively.

•                  Earnings Credit. A balance credit is applied against the above fees (excluding out-of-pocket expenses).  The credit is based on 90% of the average 91-day Treasury bill rate for the month, times the average collected balance in the custodian demand deposit account for the month billed;

•                  Special Services. Wash sales system and ITELS—$3,000 per Fund annually; qualified dividend income reporting—$500 per Fund; Chief Compliance Officer reporting fees– $600 per Fund annually; and

•                  Out of Pocket Expenses at Cost. Include but are not limited to:  annual maintenance fee of $3,000, ITG fair value fee per composite fund annually of $10,000, telephone and other communication lease line charges; SWIFT trade charges, SAS 70 and SAS 99 charges agreed upon procedures review, wire charges of $5, postage and insurance, courier fees, duplicating, legal fees, supplies relating to Funds records, sub-custodian charges, audit letter, stamp duties, proxy fees and archive/document storage costs.

The Custodian’s address is 200 Newport Avenue, Josiah Quincy Building JQ5S, North Quincy, MA  02171.

TRANSFER AND DIVIDEND PAYING AGENT

Boston Financial Data Services, Inc. (“BFDS”) serves as the Transfer and Dividend Paying Agent. BFDS is a joint venture of State Street Corporation and DST Systems, Inc. BFDS is paid the following annual account services fees: $13.35 open account fee; $2.57 closed account fee; $1.85 investor fee; $3.09 CDSC fee; and $20,000 Fund minimum (26 to 35 CUSIPs) or $12,000 Fund minimum (over 35 CUSIPs); and omnibus transparency Full services fees of $.45 per underlying sub-position on an Intermediary’s system for an omnibus account (an “accountlet”) from 0-500,000; $.45 for 500,001 to 2,000,000 (waived), and $.10 for 2,000,0001 and greater; investigation fees of $3,000 to $5,000 per month depending on the number of accountlets.  BFDS is also paid the following activity based fees:  $3 telephone call fee; $5 teleservicing fee; $5 telephone transaction fee for purchases or redemptions; $5 fulfillment fee; $10 IRA custodial fee for annual maintenance per IRA account; and charges related to compliance and regulatory services of 15 cents per non-networked level 3 account, 5 cents for each foreign account annually and a minimum monthly fee of $200 for each management company.  Portfolio fees are allocated to each Fund based on the average net asset value of each Fund and are billable on a monthly basis at the rate of 1/12 of the annual fee. BFDS is reimbursed by each Fund for supplying certain out-of-pocket expenses including confirmation statements, investor statements, banking fees, postage, forms, audio response, telephone, records retention, customized programming/enhancements, reports, transcripts, microfilm, microfiche, and expenses incurred at the specific direction of the Fund. BFDS’s principal business address is 2 Heritage Drive, North Quincy, MA  02171.

DISTRIBUTOR

State Street Global Markets, LLC (the “Distributor”) serves as the distributor of Fund shares pursuant to a Distribution Agreement dated March 1, 2002, as amended (the “Distribution Agreement”).  The Distribution Agreement shall continue in effect for each Fund for two years following its effective date with respect to the Fund; and thereafter only so long as its continuance is specifically approved at least annually by a majority of the Trustees who are not parties to the Distribution Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval, or by vote of a majority of the outstanding voting securities of the Fund. The Distributor offers the shares of each Fund on an agency or “best efforts” basis under which the SSgA Funds shall only issue such shares as are actually sold. The Distributor is a wholly owned subsidiary of State Street Corporation. The Distributor’s mailing address is State Street Financial Center, One Lincoln Street, Boston, MA  02111-2900.

Distribution Expenses. The following table shows the expenses each Fund accrued to the Distributor during the fiscal years ended August 31:

Fund	2008	2007	2006
Disciplined Equity	$91,612	$68,054	$54,693
Small Cap	$47,127	$61,853	$167,142
Small Cap – Class R	$536	$8,270	$657
Tuckerman Active REIT	$175,003	$359,169	$265,694
IAM SHARES	$94,712	$96,087	$109,847
Enhanced Small Cap	$15,285	$8,199	$3,427
Directional Core Equity	$12,815	$47,948	$11,861
Core Edge Equity	$1,148	—	—

For the fiscal year ended August 31, 2008 these amounts are reflective of the following individual payments:

Fund	Advertising	Printing	Compensation to Dealers	Compensation to Sales Personnel	Other*
Disciplined Equity	$7,328	$2,834	$48,444	$12,471	$20,535
Small Cap	$2,812	$1,084	$26,734	$10,403	6,094
Small Cap — Class R	$0	$0	$536	$0	$0
Tuckerman Active REIT	$4,026	$1,565	$148,954	$15,296	$5,162

Fund	Advertising	Printing	Compensation to Dealers	Compensation to Sales Personnel	Other*
IAM SHARES	$7,180	$2,781	$48,887	$10,807	$25,057
Enhanced Small Cap	$1,374	$534	$5,696	$3,018	$4,663
Directional Core Equity	$995	$386	$1,744	$8,609	$1,081
Core Edge Equity	$188	$100	$19	$276	$565

*           Include such items as compensation for travel, conferences and seminars for staff, subscriptions, office charges and professional fees.

The Distributor has contractually agreed to waive up to .70% of the average daily net assets on an annual basis the distribution and shareholder servicing fees of the Class R Shares.  The following table shows the amount of the waiver for the fiscal years ended August 31:

Fund	2008	2007	2006
Small Cap – Class R	$2,892	$1,266	$1,219

CODE OF ETHICS

The Advisor, Distributor, Custodian, Transfer Agent, Administrator and SSgA Funds have each adopted a code of ethics (the SSgA Funds’ code being referred to herein as the Code of Ethics) under Rule 17j-1 of the 1940 Act. The Code of Ethics, by relying on the codes of the underlying service providers, permits personnel of the Funds’ service providers and officers, subject to the provisions of the relevant code of ethics, to invest in securities, including securities that may be purchased or held by the Advisor or the SSgA Funds. Under the relevant code of ethics, all employees or officers who are deemed to be access persons (persons who have interaction with funds or accounts managed by the Advisor as part of their job function) must pre-clear personal securities transactions.  Each code of ethics is designed to ensure that employees conduct their personal securities transactions in a manner that does not create an actual or potential conflict of interest to the business or fiduciary responsibilities of the SSgA Funds’ service providers or officers. In addition, the Code of Ethics establishes standards prohibiting the trading in or recommending of securities based on material, nonpublic information or the divulgence of such information to others.

The Tuckerman Group has adopted the Code of Ethics of the Advisor.

DISTRIBUTION PLANS AND SHAREHOLDER SERVICING ARRANGEMENTS

Distribution Plans.  Under the 1940 Act, the Securities and Exchange Commission has adopted Rule 12b-1, which regulates the circumstances under which a Fund may, directly or indirectly, bear distribution and shareholder servicing expenses. Rule 12b-1 provides that a Fund may pay for such expenses only pursuant to a plan adopted in accordance with the Rule.  Accordingly, each class of shares offered by the SSgA Funds operates under a separate Rule 12b-1 plan providing for payment of distribution expenses up to the plan limit.

In connection with the Trustees’ consideration of whether to adopt the distribution plans, the Distributor, as the Funds’ principal underwriter, represented to the Trustees that the Distributor believes that the distribution plans should result in increased sales and asset retention by enabling the Funds to reach and retain more investors and servicing agents (such as brokers, banks, financial planners, investment advisors and other financial institutions), although it is impossible to know for certain in the absence of a distribution plan or under an alternative distribution arrangement, the level of sales and asset retention that a Fund would have.  The distribution plans do not provide for a Fund to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years.  A quarterly report of the amounts expended under all of the distribution plans in operation, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review.  No distribution plan may be amended without shareholder approval to increase materially the distribution or shareholder servicing costs that are paid by the Funds.  The distribution plans and any material amendments must be approved annually by all of the Trustees and by the Trustees who are neither “interested persons” (as defined in the 1940 Act) of the Funds nor have any direct or indirect financial interest in the operation of the distribution plan or any related agreements.

Long-term shareholders of the SSgA Funds may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

Institutional Plan. The original class of shares of the SSgA Funds is referred to as the “Institutional Class.”  The Plan of Distribution Pursuant to Rule 12b-1 Plan for the Institutional Class (the “Institutional Plan”) was adopted by the Board of Trustees on January 8, 1992.  The Institutional Plan was restated on April 9, 2002 to update current operations.  The Institutional Plan provides for reimbursement for distribution expenses up to the plan limit.  The Institutional Plan provides that each Institutional Class Fund may spend annually, directly or indirectly, up to 0.25% of the value of its average net assets for distribution and shareholder servicing services.  The Institutional Plan does not provide for a Fund to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years.

Payments to the Distributor for the sale and distribution of Institutional Class shares, are not permitted by the Institutional Plan to exceed .25% of a Fund’s average net asset value per year.  Payments to Financial Intermediaries providing shareholder services to the Institutional Class are not permitted by the Institutional Plan to exceed .20%. Any payments that are required to be made to the Distributor or Financial Intermediary that cannot be made because of the .25% limitation may be carried forward and paid in the following two fiscal years so long as the Institutional Plan is in effect.  The Fund’s liability for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred.

Class R Plan.  The Plan of Distribution Pursuant to Rule 12b-1 for Class R Shares (the “Class R Plan”) provides for payment by the Funds to the Distributor for various distribution, shareholder and administrative services up to the plan limit The Board of Trustees adopted the Class R Plan on April 8, 2003, and it is similar in all material respects to the distribution plans for the Institutional Class, other than with respect to the limitation on distribution and shareholder servicing fees.

Under the Class R Plan each Fund in the class pays the Distributor a fee not to exceed 0.70% of the Fund’s average net asset value per year, for distribution, shareholder and administrative services provided to the Fund by the Distributor and Financial Intermediaries.  The Distributor pays Financial Intermediaries for shareholder and administrative services provided to a Fund out of the fee the Distributor receives from the Fund.  Fees paid to the Financial Intermediaries providing shareholder and administrative services to a Fund are not permitted by the Class R Plan to exceed .65% of the Fund’s average net asset value per year.  Payments to the Distributor for distribution and shareholder services to a Fund are not permitted by the Class R Plan to exceed 0.05% of the Fund’s average daily net asset value per year. Any payments that are required to be made to the Distributor or Financial Intermediaries that cannot be made because of the limitations contained in the Class R Plan may be carried forward and paid in the following two fiscal years so long as the Class R Plan is in effect.

Distribution and Shareholder Servicing. Payments under the distribution plans are made to the Distributor to finance activity which is intended to result in the sale and retention of Fund shares including:  (1) payments made to certain broker-dealers, investment advisors and other third-party intermediaries; (2) the costs of prospectuses, reports to shareholders and sales literature; (3) advertising; and (4) expenses incurred in connection with the promotion and sale of Fund shares, including Distributor’s overhead expenses for rent, office supplies, equipment, travel, communication, compensation and benefits of sales personnel. Under the distribution plans, the SSgA Funds and/or the Distributor may also enter into service agreements with various financial institutions, such as banks, broker-dealers, financial advisors or other financial institutions, including the Advisor and its affiliates (each of which is referred to as a Financial Intermediary) to provide shareholder servicing with respect to the shares held by or for the customers of the Financial Intermediaries.  Banks and other financial service firms may be subject to various state laws, and may be required to register as dealers pursuant to state law. Under the service agreements, the Financial Intermediaries may provide various services for such customers, including: (1) answering inquiries regarding the Funds; (2) assisting customers in changing dividend options, account designations and addresses; (3) performing subaccounting for such customers; (4) establishing and maintaining customer accounts and records; (5) processing purchase and redemption transactions; (6) providing periodic statements showing customers’ account balances and integrating such statements with those of other transactions and balances in the customers’ other accounts serviced by the Financial Intermediaries; (7) arranging for bank wires transferring customers’ proceeds; and (8) such other services as the customers may request in connection with their accounts, to the extent permitted by applicable statute, rule or regulation. Shareholder services may also include sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents.  Financial Intermediaries will be responsible for prompt transmission of purchase and redemption orders and may charge fees to their customers for their services.

The Advisor and Distributor, or an affiliate of the Advisor or Distributor, may provide additional cash payments or non-cash compensation to Financial Intermediaries who sell shares of the Fund.  Such payments and compensation are in addition to the Rule 12b-1 and shareholder servicing fees paid by the Fund. As of the 12 months ended August 31, 2008, the Advisor and/or Distributor made such cash payments to 11 Financial Intermediaries.  Financial Intermediaries are compensated based on the average daily value of all shares of each Fund owned by customers of the Financial Intermediary.  From time to time, the Advisor or Distributor, or an affiliate of the Advisor or Distributor may also pay non-cash compensation to the sales representatives of Financial Intermediaries in the form of (1) ordinary and usual gratuities, tickets and other business entertainment; and/or (2) sponsorship of regional or national events of Financial Intermediaries.

Institutional Class Distribution and Shareholder Servicing. Under the Institutional Plan, Financial Intermediaries may receive from the SSgA Funds and/or the Distributor, payment that shall not exceed .20% per annum of the average daily net asset value of the Institutional Class shares owned by or for shareholders with whom the Financial Intermediary has a servicing relationship.

With respect to the Institutional Class, the SSgA Funds have entered into service agreements with State Street and the following entities affiliated with State Street: State Street Global Markets, LLC; Fiduciary Investors Services division of State Street Bank and Trust Company; High Net Worth Services division of State Street Bank and Trust Company, and CitiStreet LLC.  The purpose of the service agreements is to obtain shareholder services for Fund shares owned by clients of each of these entities.  In return for these services, the SSgA Funds and/or Distributor pay the Financial Intermediaries that are affiliated with State Street monthly fees at a rate that shall not exceed .175% per annum of the average daily net asset value of the Fund’s shares owned by or for shareholders with whom the affiliated Financial Intermediary has a servicing relationship. The service agreements with affiliated Financial Intermediaries are reviewed annually by the Board of Trustees.

Class R Distribution and Shareholder Servicing. Under the Class R Plan, the Financial Intermediaries may receive from the SSgA Funds and/or the Distributor, for shareholder servicing, monthly fees at a rate that shall not exceed 0.65% per annum of the average daily net asset value of the Class R Shares owned by or for shareholders with whom the Financial Intermediary has a servicing relationship.

Shareholder Servicing Fees to State Street. The following table shows the expenses each Fund paid to State Street, under a Service Agreement pursuant to Rule 12b-1, during the fiscal years ended August 31:

Fund	2008	2007	2006
Disciplined Equity	$50,839	$60,997	$57,762
Small Cap	$16,131	$31,697	$90,152
Small Cap – Class R	$521	$752	$651
Tuckerman Active REIT	$32,529	$49,619	$40,806
IAM SHARES	$54,105	$55,246	$50,267
Enhanced Small Cap	$10,928	$8,320	$4,283
Directional Core Equity	$5,361	$8,937	$3,438
Core Edge Equity	$2,464	—	—

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP is responsible for performing annual audits of the financial statements and financial highlights in accordance with standards of the Public Company Accounting Oversight Board (United States), and, pursuant to Rule 17f-2 of the 1940 Act, three security counts.  Deloitte Tax LLP is responsible for the review of the Funds’ federal tax returns. The mailing address of Deloitte & Touche LLP and Deloitte Tax LLP is 200 Berkeley Street, Boston, MA  02116.

LEGAL COUNSEL

Goodwin Procter LLP, Exchange Place, Boston, MA 02109, provides legal services to the SSgA Funds. Joseph P. Barri LLC, 259 Robbins Street, Milton, MA  02186, provides legal services to the Independent Trustees.

BROKERAGE PRACTICES AND COMMISSIONS

All portfolio transactions are placed on behalf of the SSgA Funds by the Advisor.  Purchases and sales of securities on a securities exchange are effected through brokers who charge a commission for their services.  Ordinarily commissions are not charged on over the counter orders (i.e. debt securities and money market investments) because the Funds pay a spread which is included in the cost of the security, and is the difference between the dealer’s cost and the cost to the Funds.  When a Fund executes an over the counter order with an electronic communications network, an alternative trading system or a non-market maker, a commission is charged because there is no spread on the trade.  Securities may be purchased from underwriters at prices that include underwriting fees.

The Advisory Agreement authorizes the Advisor to select brokers or dealers (including affiliates) to arrange for the purchase and sale of Fund securities, including principal transactions provided the Advisor seeks the best overall terms for the transaction. In selecting brokers or dealers (including affiliates of the Advisor), the Advisor chooses the broker-dealer deemed most capable of providing the services necessary to obtain the most favorable execution (the most favorable cost or net proceeds reasonably obtainable under the circumstances).  The full range of brokerage services applicable to a particular transaction may be considered when making this judgment, which may include, but is not limited to:  liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting, and provision of information on a particular security or market in which the transaction is to occur.  The specific criteria will vary depending on the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from among multiple broker-dealers. The Advisor does not currently use the SSgA Funds’ assets for, or participate in, third party soft-dollar arrangements, although the Advisor may receive proprietary research from various full service brokers, the cost of which is bundled with the cost of the broker’s execution services.  The Advisor does not “pay up” for the value of any such proprietary research. The Advisor may aggregate trades with clients of State Street Global Advisors, whose commission dollars are used to generate soft dollar credits.  Although the Advisor’s clients’ commissions are not used for third party soft dollars, the clients may benefit from the soft dollar products/services received by State Street Global Advisors.

Any commission, fee or other remuneration paid to an affiliated broker-dealer is paid in compliance with the SSgA Funds’ procedures adopted in accordance with Rule 17e-1 of the 1940 Act.  The SSgA Funds have adopted procedures pursuant to Rule 12b-1(h) of the 1940 Act that are reasonably designed to prevent the Advisor from directing brokerage in consideration of distribution of Funds shares.

With respect to brokerage commissions, if commissions are generated by a Fund, the Board reviews, at least annually, the commissions paid by a Fund to evaluate whether the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to a Fund.

Brokerage Commission Expenses. The following table shows the brokerage commission expenses that the Advisor paid during the fiscal years ended August 31:

Fund	2008	2007	2006
Disciplined Equity	$145,509	$97,154	$105,896
Small Cap	$187,066	$249,391	$665,247
Tuckerman Active REIT	$43,161	$59,022	$65,111
IAM SHARES	$2,124	$13,038	$24,640
Enhanced Small Cap	$57,951	$24,795	$28,069
Directional Core Equity	$69,767	$88,460	$45,618
Core Edge Equity	$36,335	—	—

Top 10 Brokers. During the fiscal year ended August 31, 2008 the Funds described in this Statement purchased securities issued by the following regular brokers or dealers, as defined by Rule 10b-1 of the 1940 Act, each of which is one of the Fund’s ten largest brokers or dealers by dollar amounts of securities executed or commissions received on behalf of the Fund.  The following table shows the value of broker-dealer securities held and the commissions paid (if any) as of August 31, 2008:

Disciplined Equity	Principal ($000)	Commissions ($000)
Investment Technology Group, Inc.	183,738	82
Merrill Lynch, Pierce, Fenner & Smith, Inc.	44,653	2
Morgan Stanley	32,764	16
Bank of New York	26,588	10
Firefly Capital, Inc.	16,615	7
Lehman Brothers, Inc.	12,817	7
Credit Suisse First Boston Corp.	9,996	5
Cabrera Capital Markets	8,766	10
White Cap Trading	4,611	3
Sanford C. Bernstein & Company	3,680	3
JP Morgan Securities, Inc.	1,436	1

Small Cap	Principal ($000)	Commissions ($000)
Investment Technology Group, Inc.	83,235	54
Merrill Lynch, Pierce, Fenner & Smith, Inc.	57,014	18
Lehman Brothers, Inc.	29,560	11
Instinet Corp.	20,410	15
Goldman, Sachs & Co.	16,623	10
Weeden & Company	16,442	20
UBS Securities LLC	11,738	12
Morgan Stanley	8,177	8
Credit Suisse First Boston Corp.	6,046	14
Bear Stearns	3,482	7

Tuckerman Active REIT	Principal ($000)	Commissions ($000)
Green Street Advisors, Inc.	46,869	30
Merrill Lynch, Pierce, Fenner & Smith, Inc.	35,846	3
Deutsche Bank Securities, Inc.	18,639	—
Investment Technology Group, Inc.	10,608	4
Credit Suisse First Boston Corp.	6,592	5
Goldman, Sachs & Co.	3,794	1
Morgan Stanley	1,828	1
Bank of New York	914	1
Lehman Brothers, Inc.	703	1
Autrepat	39	—

IAM Shares	Principal ($000)	Commissions ($000)
Investment Technology Group, Inc.	3,919	2
JP Morgan Securities, Inc.	1,278	1
Merrill Lynch, Pierce, Fenner & Smith, Inc.	433	—
Bank of New York	294	1
Goldman, Sachs & Co.	157	—
Autrepat	98	—

Enhanced Small Cap	Principal ($000)	Commissions ($000)
Investment Technology Group, Inc.	36,614	28
Merrill Lynch, Pierce, Fenner & Smith, Inc.	15,484	4
Morgan Stanley	3,983	3
Weeden & Company	3,890	4
Guzman & Company	3,085	5
Instinet Corp.	2,957	2
Banc of America Securities LLC	2,903	2
Goldman, Sachs & Co.	1,952	1
Lehman Brothers, Inc.	1,868	2
Bank of New York	782	1

Directional Core Equity	Principal ($000)	Commissions ($000)
Investment Technology Group, Inc.	46,203	36
Instinet Corp.	14,479	10
Merrill Lynch, Pierce, Fenner & Smith, Inc.	12,963	7
Guzman & Company	2,463	3
Wachovia Securities	2,257	3
Lehman Brothers, Inc.	2,250	1
Credit Suisse First Boston Corp.	2,178	4
Citigroup Global Markets, Inc.	1,868	2
Morgan Stanley	1,713	1
Goldman, Sachs & Co.	1,422	1

Core Edge Equity	Principal ($000)	Commissions ($000)
Merrill Lynch, Pierce, Fenner & Smith, Inc.	30,740	2
Investment Technology Group, Inc.	24,327	18
Goldman, Sachs & Co.	4,679	2
Morgan Stanley	3,636	2
Lehman Brothers, Inc.	2,460	3
Weeden & Company	2,330	3
Credit Suisse First Boston Corp.	1,414	2
Banc of America Securities LLC	596	1
Deutsche Bank Securities, Inc.	511	—
Liquidnet, Inc.	358	1
UBS Securities LLC	—	1

PRICING OF FUND SHARES

The SSgA Funds are offered without a sales commission by the Distributor to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity.  The Funds described in this Statement determine the price per share once each business day (unless otherwise noted) at the close of the New York Stock Exchange (ordinarily 4:00 p.m. Eastern time).  A business day is one on which the New York Stock Exchange is open for regular trading.  Pricing does not occur on non-business days.  Currently, the New York Stock Exchange is open for trading every weekday except New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.  The New York Stock Exchange may close early on Christmas Eve and New Year’s Eve and before certain other holidays. Please contact your SSgA Funds account representative if you have questions on early Exchange closing times.

Trading may occur in debt securities and in foreign securities at times when the New York Stock Exchange is closed (including weekends and holidays or after 4:00 p.m. Eastern time on a regular business day). The trading of portfolio securities at such times may significantly increase or decrease the net asset value of Fund shares when the shareholder is not able to purchase or redeem Fund shares.  Further, because foreign securities markets may close prior to the time the Fund determines net asset value, events affecting the value of the portfolio securities occurring between the time prices are determined and the time the Fund calculates net asset value may not be reflected in the calculation of net asset value unless it is determined that a particular event would materially affect the net asset value.  If such an event occurs, these securities will be valued at their fair value following procedures approved by the Trustees.

Portfolio instruments for which market quotations are available are valued at market value.  If market quotations are not readily available or if the Custodian or the Administrator believe that the available quotations are unreliable, the portfolio instruments are valued at fair value as determined in good faith by the Board of Trustees in accordance with the Funds’ Securities Valuation Procedures.  This generally means that equity securities and fixed income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange on which the security is traded.  United States equity and fixed-income securities traded principally over-the-counter and options are valued on the basis of the last sale price.  Futures contracts are valued on the basis of the last reported sales price.

Because many fixed income securities do not trade each day, last sale or bid prices are frequently not available. Therefore, fixed income securities may be valued using prices provided by a pricing service when such prices are believed to reflect the market value of such securities.

International securities traded on a national securities exchange or over the counter are valued on the basis of the last sale price.  In the absence of a last sale price, such securities may be valued on the basis of prices provided by a pricing service if those prices are believed to reflect the fair value of such securities.  Some international securities trade on days that the Fund is not open for business.  As a result, the net asset value of Fund shares may fluctuate on days when Fund shareholders may not buy or sell Fund shares.

The Funds value securities maturing within 60 days of the valuation date at amortized cost unless the Board determines that the amortized cost method does not represent fair value.  This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value generally in response to changes in interest rates.  While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the instrument. For example, in periods of declining interest rates, the daily yield on Fund shares computed by dividing the annualized daily income on the Fund’s portfolio by the net asset value based upon the amortized cost valuation technique may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates.  In periods of rising interest rates, the daily yield on Fund shares computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.

While the amortized cost method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the market price of the security. Calculations are periodically made to compare the value of the Fund’s investments valued at amortized cost with market values. Market valuations are generally obtained by using actual quotations provided by market makers, estimates of market value, or values obtained from yield data relating to classes of money market instruments published by reputable sources at the mean between the bid and asked prices for the instruments. In accordance with the Securities Valuation Procedures, in the event market quotations are not readily available for certain portfolio assets, for purposes of the market value comparison, the fair value of such portfolio assets will be determined by the Funds’ Oversight Committee (or, in some cases, the Board's Valuation Committee). If a deviation of 1/2 of 1% or more were to occur between the NAV per share calculated by reference to market values and a Fund’s $1.00 per share NAV, or if there were any other deviation that the Board believed would result in a material dilution to shareholders or purchasers, the Board would promptly consider what action, if any, should be initiated. If the Fund’s NAV (computed using market values) declined, or were expected to decline, below $1.00 (computed using amortized cost), the Board might temporarily reduce or suspend dividend payments in an effort to maintain the NAV at $1.00 per share. As a result of such reduction or suspension of dividends or other action by the Board of Trustees, an investor would receive less income during a given period than if such a reduction or suspension had not taken place. Such action could result in investors receiving no dividend for the period during which they hold their shares and receiving, upon redemption, a price per share lower than that which they paid. On the other hand, if the Fund’s NAV (computed using market values) were to increase, or were anticipated to increase above $1.00 (computed using amortized cost), the Board might supplement dividends in an effort to maintain the NAV at $1.00 per share. Redemption orders received in connection with the administration of checkwriting programs by certain dealers or other financial services firms prior to the determination of the Funds’ NAV also may be processed on a confirmed basis.

The SSgA Funds received an exemption from Section 18(f) of the 1940 Act, which enables it to redeem securities in kind. Therefore, a Fund may pay any portion of the redemption amount (in excess of $15 million) by a distribution in kind of readily marketable securities from its portfolio instead of cash.

TAXES

The tax discussion in this document is only a summary of certain United States federal income tax issues generally affecting the Funds and their shareholders.  The following assumes any Fund shares will be capital assets in the hands of a shareholder.  Circumstances among investors may vary, so you are encouraged to discuss investment in the SSgA Funds with your tax advisor. Each portfolio of the SSgA Funds intends to qualify each year as a “regulated investment company” (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).  As a RIC, each Fund is generally not subject to federal income taxes to the extent it distributes its net investment income and net capital gain  (long-term capital gains in excess of short-term capital losses) to shareholders.  The Board intends to distribute each year substantially all of the SSgA Funds’ net investment income and net capital gain.  It is important that the Funds meet these requirements so that any earnings on your investment will not be taxed twice. If a Fund fails to qualify as a RIC for any taxable year, it will be subject to tax as a “C” corporation and may be limited in its ability to qualify as a RIC in the future.

Each Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of:  (1) 98% of its ordinary income for that year; (2) 98% of its capital gain net income for the one-year period ending on October 31 of that year; and (3) certain undistributed amounts from the preceding calendar year.  For this and other purposes, dividends declared in October, November or December of any calendar year and made payable to shareholders of record in such months will be deemed to have been received on December 31 of such year if the dividends are paid by the Fund subsequent to December 31 but prior to February 1 of the following year.

Any capital loss incurred on the sale or exchange of Fund shares held for six months or less will be treated as a long-term capital loss to the extent of long-term capital gain dividends received with respect to such shares.

Foreign shareholders should consult their tax advisors as to if and how the federal income tax and its withholding requirements applies to them.

Issues Related to Hedging and Option Investments.  A Fund’s ability to make certain investments may be limited by provisions of the Code that require inclusion of certain unrealized gains or losses in the Fund’s income and by provisions of the Code that characterize certain income or loss as ordinary income or loss rather than capital gain or loss.  Such recognition, characterization and timing rules will affect investments in certain futures contracts, options, foreign currency contracts and debt securities denominated in foreign currencies.

Foreign Income Taxes.  Investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source, subject to exemptions and rate reductions under income tax treaties between the United States and certain foreign countries. The Fund and its shareholders generally will not be entitled to any foreign tax credit or deduction with respect to such taxes against any United States federal income tax. However, if more than 50% in value of a Fund’s total asses at the close of any taxable year consists of securities of foreign corporations, the Fund may file an election with the Internal Revenue Service

(the “Foreign Election”) that would permit you to take a credit (or deduction) for foreign income taxes paid by the Fund.  The Fund may be subject to certain holding period requirements with respect to securities held to take advantage of this credit.  If the Foreign Election is made by a Fund and you chose to use the foreign tax credit, you would be able to include in your gross income both dividends received from the Fund and foreign income taxes paid by the Fund provided certain requirements are satisfied.  You would be entitled to treat the foreign income taxes withheld as a credit against your United States federal income taxes, subject to the limitations set forth in the Code with respect to the foreign tax credit generally.  Alternatively, you could treat the foreign income taxes withheld as an itemized deduction from adjusted gross income in computing taxable income rather than as a tax credit.

If a Fund invests in an entity that is classified as a passive foreign investment company (“PFIC”) for federal income tax purposes, the application of certain provisions of the Code applying to PFICs could result in the imposition of certain federal income taxes on the Fund.  The Fund may be able to remedy the potential adverse consequences of investing in a PFIC by electing to mark-to-market its PFIC holdings in lieu of paying taxes on gains or distributions therefrom, with the result that unrealized gains would be treated as realized gains and would be reported as ordinary income.  Any mark-to-market losses, as well as losses from an actual disposition of PFIC stock, would be reported as ordinary loss to the extent of any net mark-to-market gains included in income in prior years.  Alternatively, the Fund may make a “qualified electing fund” (“QEF”) election.  Under such an election, the Fund generally would be required to include in its gross income its pro rata share of the PFIC’s ordinary income and long-term capital gain on a current basis, regardless of whether any distributions are received from the PFIC.  However, the Fund may not be able to make a QEF election if it cannot obtain the necessary financial data from the PFIC.

Distributions Attributable to Depreciable Real Estate. Distributions of certain long-term gains that are attributable to dispositions of depreciable real estate by a REIT in which a Fund invests will be subject to a maximum tax rate of 25% (instead of 15%) for individual shareholders.  Because the Fund may invest a substantial portion of its assets in REITs, individual shareholders may be subject to the 25% maximum tax rate on a substantial portion of the distributions they receive from the Fund.

At August 31, 2008 the Funds had net tax basis capital loss carryovers in the following amounts, which may be applied against any realized net taxable gains in each succeeding year or until the respective expiration dates as indicated below, whichever occurs first:

Fund	Carryover Amount	Expiration Date
Disciplined Equity	$12,729,043	8/31/2010
Disciplined Equity	$18,406,161	8/31/2011
Disciplined Equity	$19,079,919	8/31/2012
Small Cap	$950,872	8/31/2016
IAM SHARES	$557,200	8/31/2009
IAM SHARES	$1,240,367	8/31/2010
IAM SHARES	$8,639,128	8/31/2011
IAM SHARES	$1,396,175	8/31/2012
IAM SHARES	$859,207	8/31/2013
IAM SHARES	$2,906,502	8/31/2016
Enhanced Small Cap	$639,875	8/31/2016
Directional Core Equity	$217,099	8/31/2015
Directional Core Equity	$426,008	8/31/2016

In addition, at August 31, 2008, the following funds had post-October losses (net realized capital loss from November 1, 2007) in the following amounts:

Fund	Post-October Loss
Disciplined Equity	$5,130,290
Small Cap	$15,962,494
IAM SHARES	$903,780
Enhanced Small Cap	$4,293,669
Directional Core Equity	$2,509,748
Core Edge Equity	$721,418

CALCULATION OF PERFORMANCE DATA

The SSgA Funds compute average annual total return and average annual return (after taxes on distributions) by using standardized methods of calculation required by the Securities and Exchange Commission.  Average annual total return (before and after taxes on distribution) is computed by finding the average annual compounded rates of return on a hypothetical initial investment of $1,000 over the 1-, 5- and 10-year periods (or life of a Fund as appropriate), that would equate the initial amount invested to the ending redeemable value.

Average annual total return is computed according to the following formula:

P(1+T)[n] = ERV

where:	P =	a hypothetical initial payment of $1,000
	T =	average annual total return
	n =	number of years
	ERV =	ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods at the end of the year or period (or fractional portion)

The calculation assumes that all dividends and distributions of the Fund are reinvested at the price stated in the Prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Average annual total return (after taxes on distributions) is computed according to the following formula:

P(1+T)[n] = ATVD

where:	P =	a hypothetical initial payment of $1,000
	T =	average annual total return (after taxes on distributions)
	n =	number of years
	ATVD =	ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods (or fractional portion), after taxes on Fund distributions but not after taxes on redemption

The calculation assumes that all distributions of the Fund, less taxes due on such distributions, are reinvested at the price stated in the Prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Total returns and other performance figures are based on historical earnings and are not indicative of future performance.

	Average Annual Total Returns
Fund	One Year Ended August 31, 2008	Five Years Ended August 31, 2008	Ten Years Ended August 31, 2008	Inception to August 31, 2008
Disciplined Equity	(14.13)%	6.15%	3.29%	—
Small Cap	(17.93)%	5.04%	6.00%	—
Small Cap – Class R(1)	(18.05)%	4.87%	5.87%	—
Tuckerman Active REIT	(6.47)%	15.67%	14.54%	—
IAM SHARES	(11.52)%	6.49%	—	1.18	%(2)

	Average Annual Total Returns
Fund	One Year Ended August 31, 2008	Inception to August 31, 2008
Enhanced Small Cap(3)	(11.54)%	3.61%
Directional Core Equity(4)	(15.10)%	1.45%
Core Edge Equity(5)	—	(5.00)%

ADDITIONAL INFORMATION

SHAREHOLDER MEETINGS

The SSgA Funds will not hold an annual meeting of shareholders.  Special meetings may be convened:  (1) by the Board of Trustees; (2) upon written request to the Board by the holders of at least 10% of the outstanding shares; or (3) upon the Board’s failure to honor the shareholders’ request described above, by holders of at least 10% of the outstanding shares giving notice of the special meeting to the shareholders.

CAPITALIZATION AND VOTING

Each Fund share has one vote.  There are no cumulative voting rights.  There is no annual meeting of shareholders, but special meetings may be held.  On any matter that affects only a particular investment Fund, only shareholders of that Fund may vote unless otherwise required by the 1940 Act or the Master Trust Agreement.

(1) Performance for the Class R shares before their inceptions (May 14, 2004) is derived from the historical performance of the Institutional Classes, adjusted for the higher operating expenses related to distribution and shareholder servicing.

(2) The Fund commenced operations on June 2, 1999.

(3) The Fund commenced operations on March 22, 2005.

(4) The Fund commenced operations on May 11, 2005.

(5) The Fund commenced operations on December 17, 2007.

The Fund share represents an equal proportionate interest in the Fund, has a par value of $.001 per share and is entitled to such relative rights and preferences and dividends and distributions earned on the assets belonging to the Fund as may be declared by the Board of Trustees.  Fund shares are fully paid and nonassessable by the SSgA Funds and have no preemptive rights.

The SSgA Funds do not issue share certificates.  Instead, the Transfer Agent sends monthly statements to shareholders of the Fund concurrent with any transaction activity, confirming all investments in or redemptions from their accounts.  Each statement also sets forth the balance of shares held in the account.

The SSgA Funds are authorized to divide shares of any Fund into two or more classes of shares.  The shares of each Fund may have such rights and preferences as the Trustees may establish from time to time, including the right of redemption (including the price, manner and terms of redemption), special and relative rights as to dividends and distributions, liquidation rights, sinking or purchase Fund provisions and conditions under which any Fund may have separate voting rights or no voting rights.  Each class of shares is entitled to the same rights and privileges as all other classes of the Fund, except that each class bears the expenses associated with the distribution and shareholder servicing arrangements of that class, as well as other expenses attributable to the class and unrelated to the management of the Fund’s portfolio securities.  The SSgA Funds includes the Institutional Class (the original class of shares), and two additional classes of shares:  Class R (SSgA Bond Market, Small Cap, International Stock Selection and Life Solutions Income and Growth, Life Solutions Balanced and Life Solutions Growth Funds) and Select Class (SSgA Emerging Markets Fund).

FEDERAL LAW AFFECTING STATE STREET

Federal laws may prohibit state chartered banks such as State Street from engaging in the business of certain kinds of underwriting and other activities and may impact the services provided by State Street. SSgA Funds shares are not endorsed or guaranteed by State Street or its affiliates, are not deposits or obligations of State Street or its affiliates, and are not insured by the Federal Deposit Insurance Corporation or any other governmental agency.

Changes in federal or state statutes and regulations relating to the permissible activities of banks and their affiliates, as well as judicial or administrative decisions or interpretations of such or future statutes and regulations, could prevent the Advisor from continuing to perform all or a part of the above services for its customers and/or the Fund.  If the Advisor were prohibited from serving the Fund in any of its present capacities, the Board of Trustees would seek an alternative provider(s) of such services.  In such event, changes in the operation of the Fund may occur.  It is not expected by the Advisor that existing shareholders would suffer any adverse financial consequences (if another advisor with equivalent abilities is found) as a result of any of these occurrences.

PROXY VOTING POLICY

The SSgA Funds have adopted the proxy voting policies of the Advisor.  The Advisor’s proxy voting policy is attached to this Statement.  You may obtain information regarding how the SSgA Funds voted proxies relating to their portfolio securities during the most recent 12-month period ended June 30: (1) without charge, upon request, by calling 1-800-997-7327; (2) on the Funds’ website at www.ssgafunds.com; and (3) on the US Securities and Exchange Commission’s website at http://www.sec.gov.

MASSACHUSETTS BUSINESS TRUST

Each individual Fund of the SSgA Funds is a series of a “Massachusetts business trust.” A copy of the SSgA Funds’ Master Trust Agreement is on file in the office of the Secretary of the Commonwealth of Massachusetts. The Master Trust Agreement and the By-Laws of the SSgA Funds are designed to make the SSgA Funds similar in most respects to a Massachusetts business corporation. The principal distinctions between the two forms relate to shareholder liability and are described below.

Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. This is not the case for a Massachusetts business corporation. However, the Master Trust Agreement provides that the shareholders are not subject to any personal liability for the acts or obligations of the SSgA Funds and that every note, bond, contract, instrument, certificate or undertaking made on behalf of the SSgA Funds contains a provision to the effect that the shareholders are not personally liable.

No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (1) tort claims, (2) contract claims where the provision referred to is omitted from the undertaking, (3) claims for taxes, and (4) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the SSgA Funds. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the

SSgA Funds. The Trustees intend to conduct the operations of the SSgA Funds in a way as to avoid, as far as possible, ultimate liability of the shareholders.

The Master Trust Agreement further provides that the name of the SSgA Funds refers to the Trustees collectively as Trustees, not as individuals or personally, and that no Trustee, officer, employee or agent is liable to any third persons in connection with the affairs of the SSgA Funds, except if the liability arises from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons. It also provides that all third persons shall look solely to the property of the SSgA Funds for any satisfaction of claims arising in connection with the affairs of the SSgA Funds. With the exceptions stated, the Trust's Master Trust Agreement provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the SSgA Funds.

The SSgA Funds shall continue without limitation of time subject to the provisions in the Master Trust Agreement concerning termination by action of the shareholders and the Trustees upon notice to the shareholders.

FINANCIAL STATEMENTS

Each Fund’s financial statements as of and for the fiscal year ended August 31, 2008, appearing in the Funds’ 2008 Annual Report to Shareholders, and the reports thereon of Deloitte & Touche LLP, an independent registered public accounting firm, also appearing therein, are incorporated by reference in this Statement of Additional Information.  For a more complete discussion of each Fund’s performance, please see the Funds’ Annual Reports to Shareholders, which may be obtained without charge by calling 1-800-647-7327 or through the Funds’ website at www.ssgafunds.com.

DESCRIPTION OF SECURITIES RATINGS

Moody’s Investors Service, Inc. (“Moody’s”)

Long-Term Debt Ratings.

•                  Aaa — Bonds which are rated Aaa are judged to be of the best quality.  They carry the smallest degree of investment risk and are generally referred to as “gilt edged.”  Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

•                  Aa — Bonds which are rated Aa are judged to be of high quality by all standards.  Together with the Aaa group they comprise what are generally known as high-grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

•                  A — Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations.  Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

•                  Baa — Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured).  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Moody’s applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B.  The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Long-Term Corporation and Tax-Exempt Debt Ratings. The two highest ratings of Moody’s for tax-exempt and corporate bonds are Aaa and Aa.  Tax-exempt and corporate bonds rated Aaa are judged to be of the “best quality.”  The rating of Aa is assigned to bonds which are of “high quality by all standards.”  Aa bonds are rated lower than Aaa bonds because margins of protection may not be as large or fluctuations of protective elements may be of greater amplitude or there may be other elements which make the long-term risks appear somewhat larger.  Moody’s may modify a rating of Aa by adding numerical modifiers of 1, 2 or 3 to show relative standing within the Aa category.  The foregoing ratings for tax-exempt bonds are sometimes presented in parentheses preceded with a “con” indicating the bonds are rated conditionally.  Such parenthetical rating denotes the probable credit stature upon completion of construction or elimination of the basis of the condition.  In addition, Moody’s has advised that the short-term credit risk of a long-term instrument sometimes carries a MIG rating or one of the commercial paper ratings described below.

Short-Term Corporate, Commercial Paper and Tax-Exempt Debt Ratings. Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations.  These obligations have an original maturity not exceeding one year, unless explicitly noted.  Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

•                  Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations.  Prime-1 repayment ability will often be evidenced by many of the following characteristics:

•                  Leading market positions in well-established industries.

•                  High rates of return on funds employed.

•                  Conservative capitalization structure with moderate reliance on debt and ample asset protection.

•                  Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

•                  Well-established access to a range of financial markets and assured sources of alternate liquidity.

•                  Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations.  This will normally be evidenced by many of the characteristics cited above but to a lesser degree.  Earnings trends and coverage ratios, while sound, may be more subject to variation.  Capitalization characteristics, while still appropriate, may be more affected by external conditions.  Ample alternative liquidity is maintained.

•                  Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations.  The effect of industry characteristics and market compositions may be more pronounced.  Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage.  Adequate alternate liquidity is maintained.

•                  Issuers rated Not Prime do not fall within any of the Prime rating categories.

Tax-Exempt Note Ratings. Moody’s ratings for state and municipal notes and other short-term obligations are designated Moody’s Investment Grade (“MIG”).  MIG-1/VMIG-1 denotes best quality.  There is present strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.  MIG-2/VMIG-2 denotes high quality, with margins of protection ample although not as large as in the MIG-1/VMIG-1 group.

Standard & Poor’s Corporation (“S&P”)

Long-Term Debt Ratings.  The ratings are based, in varying degrees, on the following considerations:  (1) The likelihood of default -- capacity and willingness of the obligator as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) The nature of and provisions of the obligation; and (3) The protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

•                  AAA — Debt rated AAA has the highest rating assigned by S&P.  Capacity to pay interest and repay principal is extremely strong.

•                  AA — Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

•                  A — Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

•                  BBB — Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal.  Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Plus (+) or minus (-):  The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Short-Term Corporate, Commercial Paper and Tax-Exempt Debt Ratings. The two highest ratings of S&P for tax-exempt and corporate bonds are AAA and AA.  Bonds rated AAA bear the highest rating assigned by S&P to a debt obligation and the AAA rating indicates in its opinion an extremely strong capacity to pay interest and repay principal.  Bonds rated AA by S&P are judged by it to have a very strong capacity to pay interest and repay principal, and they differ from AAA issues only in small degree.  The AA rating may be modified by an addition of a plus (+) or minus (-) sign to show relative standing within the major rating category.  The foregoing ratings are sometimes followed by a “p” indicating that the rating is provisional.  A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project.  This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion.

An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered shot-term in the relevant market.  Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest.  These categories are as follows:

•                  A-1 — This highest category indicates that the degree of safety regarding timely payment is strong.  Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

•                  A-2 — Capacity for timely payment on issues with this designation is satisfactory.  However, the relative degree of safety is not as high as for issues designated A-1.

Tax-Exempt Notes Ratings. An S&P rating of SP-1 indicates very strong or strong capacity to pay principal and interest.  Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.  Notes rated SP-2 are issued by issuers that exhibit satisfactory capacity to pay principal and interest.

Fitch’s Investors Service, Inc. (“Fitch”)

Long-Term Corporate and Tax-Exempt Debt Ratings. The two highest ratings of Fitch for tax-exempt and corporate bonds are AAA and AA.  AAA bonds are considered to be investment grade and of the highest credit quality.  The obligor is judged to have an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.  AA bonds are considered to be investment grade and of very high credit quality.  The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA.  Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.  Plus (+) and minus (-) signs are used with the AA rating symbol to indicate relative standing within the rating category.

Short-Term Corporate, Commercial Paper, and Tax-Exempt Debt Ratings. Fitch’s short-term ratings apply to tax-exempt and corporate debt obligations that are payable on demand or have original maturities of up to three years.  The highest rating of Fitch for short-term securities encompasses both the F-1+ and F-1 ratings.  F-1+ securities possess exceptionally strong credit quality.  Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.  F-1 securities possess very strong credit quality.  Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.  F-2 securities possess good credit quality and have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the F-1+ and F-1 categories.Commercial paper rated by Fitch reflects Fitch’s current appraisal of the degree of assurance of timely payment of such debt.  An appraisal results in the rating of an issuer’s paper as F-1, F-2, F-3, or F-4.

•                  F-1 — This designation indicates that the commercial paper is regarded as having the strongest degree of assurance for timely payment.

•                  F-2 — Commercial paper issues assigned this rating reflect an assurance of timely payment only slightly less in degree than those issues rated F-1.

Duff & Phelps Credit Rating Co. (“D&P”)

Long-Term Corporate and Tax-Exempt Debt Ratings. The two highest ratings of D&P for tax-exempt and corporate fixed-income securities are AAA and AA.  Securities rated AAA are of the highest credit quality.  The risk factors are considered to be negligible, being only slightly more than for risk-free US Treasury debt.  Securities rated AA are of high credit quality.  Protection factors are strong.  Risk is modest but may vary slightly from time to time because of economic conditions.  The AA rating may be modified by an addition of a plus (+) or minus (-) sign to show relative standing within the major rating category.

Short-Term Corporate, Commercial Paper and Tax-Exempt Debt Ratings. The highest rating of D&P for commercial paper is Duff 1.  D&P employs three designations, Duff 1 plus, Duff 1 and Duff 1 minus, within the highest rating category.  Duff 1 plus indicates highest certainty of timely payment.  Short-term liquidity, including internal operating factors and/or ready access to alternative sources of funds, is judged to be outstanding, and safety is just below risk-free US Treasury short-term obligations.  Duff 1 indicates very high certainty of timely payment.  Liquidity factors are excellent and supported by strong fundamental protection factors.  Risk factors are considered to be minor.  Duff 1 minus indicates high certainty of timely payment.  Liquidity factors are strong and supported by good fundamental protection factors.  Risk factors are very small.  Duff 2 indicates good certainty of timely payment.  Liquidity factors and company fundamentals are sound.  Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good.  Risk factors are small.

IBCA Limited and IBCA Inc. (“IBCA”)

Long-Term Corporation and Tax-Exempt Debt Ratings. The two highest ratings of IBCA for corporate bonds are AAA and AA.  Obligations rated AAA by IBCA have the lowest expectation of investment risk.  Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly.  Obligations for which there is a very low expectation of investment risk are rated AA.  IBCA may append a rating of plus (+) or minus (-) to a rating to denote relative status within a major rating category.  IBCA does not rate tax-exempt bonds.

Short-Term Corporate and Tax-Exempt Debt Ratings. IBCA assesses the investment quality of unsecured debt with an original maturity of less than one year which is issued by bank holding companies and their principal banking subsidiaries.  The designation A1 by IBCA indicates that the obligation is supported by a very strong capacity for timely repayment.  Those obligations rated A1+ are supported by the highest capacity for timely repayment.  The designation A-2 by IBCA indicates that the obligation is supported by a satisfactory capacity for timely payment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

Thompson BankWatch (“Thompson”)

Long-Term Corporation and Tax-Exempt Debt Ratings. The two highest ratings of Thomson for corporate bonds are AAA and AA.  Bonds rated AAA are of the highest credit quality.  The ability of the obligor to repay principal and interest on a timely basis is considered to be very high.  Bonds rated AA indicate a superior ability on the part of the obligor to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category.  These ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.  Thomson does not rate tax-exempt bonds.

Short-Term Corporate and Tax-Exempt Debt Ratings. Thomson’s short-term paper ratings assess the likelihood of an untimely payment of principal or interest of debt having a maturity of one year or less which is issued by banks and financial institutions.  The designation TBW-1 represents the highest short-term rating category and indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.  The designation TBW-2 represents the second highest short-term rating category and indicates that while the degree of safety regarding timely payment of principal and interest is strong, the relative degree of safety is not as high as for issues rated TBW-1.

PROXY VOTING POLICY

Introduction

SSgA Funds Management, Inc. (“FM”) seeks to vote proxies for which it has discretionary authority in the best interests of its clients.  This entails voting proxies in a way which FM believes will maximize the monetary value of each portfolio’s holdings with respect to proposals that are reasonably anticipated to have an impact on the current or potential value of a security.  Absent unusual circumstances or specific client instructions, we vote proxies on a particular matter in the same way for all clients, regardless of their investment style or strategies.  FM takes the view that voting in a manner consistent with maximizing the value of our clients’ holdings will benefit our direct clients (e.g. investment funds) and, indirectly, the ultimate owners and beneficiaries of those clients (e.g. fund shareholders).

Oversight of the proxy voting process is the responsibility of the State Street Global Advisors (“SSgA”) Investment Committee.  The SSgA Investment Committee reviews and approves amendments to the FM Proxy Voting Policy and delegates authority to vote in accordance with this policy to the FM Proxy Review Committee, a subcommittee of the SSgA Investment Committee.  FM retains the final authority and responsibility for voting. In addition to voting proxies, FM:

1)              describes its proxy voting procedures to its clients in Part II of its Form ADV;

2)              provides the client with this written proxy policy, upon request;

3)              discloses to its clients how they may obtain information on how FM voted the client’s proxies;

4)              matches proxies received with holdings as of record date;

5)              reconciles holdings as of record date and rectifies any discrepancies;

6)              generally applies its proxy voting policy consistently and keeps records of votes for each client;

7)              documents the reason(s) for voting for all non-routine items; and

8)              keeps records of such proxy voting available for inspection by the client or governmental agencies.

Process

The FM Manager of Corporate Governance is responsible for monitoring proxy voting on behalf of our clients and executing the day to day implementation of this Proxy Voting Policy. As stated above, oversight of the proxy voting process is the responsibility of the SSgA Investment Committee.

In order to facilitate our proxy voting process, FM retains RiskMetrics Group, Inc. (“RMG”), a firm with expertise in the proxy voting and corporate governance fields.  RMG assists in the proxy voting process, including acting as our voting agent (i.e. actually processing the proxies), advising us as to current and emerging governance issues that we may wish to address, interpreting this policy and applying it to individual proxy items, and providing analytical information concerning specific issuers and proxy items as well as governance trends and developments.  This Policy does not address all issues as to which we may receive proxies nor does it seek to describe in detail all factors that we may consider relevant to any particular proposal.  To assist RMG in interpreting and applying this Policy, we meet with RMG at least annually, provide written guidance on certain topics generally on an annual basis and communicate more regularly as necessary to discuss how specific issues should be addressed.  This guidance permits RMG to apply this Policy without consulting us as to each proxy but in a manner that is consistent with our investment view and not their own governance opinions.  If an issue raised by a proxy is not addressed by this Policy or our prior guidance to RMG, RMG refers the proxy to us for direction on voting.  On issues that we do not believe affect the economic value of our portfolio holdings or are considered by us to be routine matters as to which we have not provided specific guidance, we have agreed with RMG to act as our voting agent in voting such proxies in accordance with its own recommendations which, to the extent possible, take into account this Policy and FM’s general positions on similar matters.  The Manager of Corporate Governance is responsible, working with RMG, for submitting proxies in a timely manner and in accordance with our policy.  The Manager of Corporate Governance works with RMG to establish and update detailed procedures to implement this policy.

From time to time, proxy votes will be solicited which fall into one of the following categories:

(i)                                     proxies which involve special circumstances and require additional research and discussion (e.g. a material merger or acquisition, or a material governance issue with the potential to become a significant precedent in corporate governance); or

(ii)                                  proxies which are not directly addressed by our policies and which are reasonably anticipated to have an impact on the current or potential value of a security or which we do not consider to be routine.

These proxies are identified through a number of methods, including but not limited to notification from RMG, concerns of clients, review by internal proxy specialists, and questions from consultants.  The role of third parties in identifying special circumstances does not mean that we will depart from our guidelines; these third parties are all treated as information sources.  If they raise issues that we determine to be prudent before voting a particular proxy or departing from our prior guidance to RMG, we will weigh the issue along with other relevant factors before making an informed decision.  In all cases, we vote proxies as to which we have voting discretion in a manner that we determine to be in the best interest of our clients.  As stated above, if the proposal has a quantifiable effect on shareholder value, we seek to maximize the value of a portfolio’s holdings.  With respect to matters that are not so quantifiable, we exercise greater judgment but still seek to maximize long-term value by promoting sound governance policies.  The goal of the Proxy Voting Committee is to make the most informed decision possible.

In instances of special circumstances or issues not directly addressed by our policies or guidance to RMG, the FM Manager of Corporate Governance will refer the item to the Chairman of the Investment Committee for a determination of the proxy vote.  The first determination is whether there is a material conflict of interest between the interests of our client and those of FM or its affiliates (as explained in greater detail below under “Potential Conflicts”).  If the Manager of Corporate Governance and the Chairman of the Investment Committee determine that there is a material conflict, the process detailed below under “Potential Conflicts” is followed.  If there is no material conflict, we examine the proposals that involve special circumstances or are not addressed by our policy or guidance in detail in seeking to determine what vote would be in the best interests of our clients.  At this point, the Chairman of the Investment Committee makes a voting decision in our clients’ best interest.  However, the Chairman of the Investment Committee may determine that a proxy involves the consideration of particularly significant issues and present the proxy item to the Proxy Review Committee and/or to the entire Investment Committee for a final decision on voting the proxy.  The Investment Committee will use the same rationale for determining the appropriate vote.

FM reviews proxies of non-US issuers in the context of these guidelines.  However, FM also endeavors to show sensitivity to local market practices when voting these proxies, which may lead to different votes. For example, in certain foreign markets, items are put to vote which have little or no effect on shareholder value, but which are routinely voted on in those jurisdictions; in the absence of material effect on our clients, we will follow market practice.  FM votes in all markets where it is feasible to do so.  Note that certain custodians utilized by our clients do not offer proxy voting in every foreign jurisdiction.  In such a case, FM will be unable to vote such a proxy.

Voting

For most issues and in most circumstances, we abide by the following general guidelines.  However, it is important to remember that these are simply guidelines.  As discussed above, in certain circumstances, we may determine that it would be in the best interests of our clients to deviate from these guidelines.

I.                                         Generally, FM votes for the following ballot items:

Board of Directors

•                  Elections of directors who (i) we determine to be adequately independent of management and (ii) do not simultaneously serve on an unreasonable (as determined by FM) number of other boards (other than those affiliated with the issuer).  Factors that we consider in evaluating independence include whether the nominee is an employee of or related to an employee of the issuer or its auditor, whether the nominee provides professional services to the issuer, whether the nominee has attended an appropriate number of scheduled board meetings (as determined by SSgA), or whether the nominee receives non-board related compensation from the issuer

•                  Directors’ compensation, provided the amounts are not excessive relative to other issuers in the market or industry.  In making such a determination, we review whether the compensation is overly dilutive to existing shareholders.

•                  Proposals to limit directors’ liability and/or expand indemnification of directors, provided that a director shall only be eligible for indemnification and liability protection if he or she has not acted in bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office

•                  Discharge of board members’ duties*, in the absence of pending litigation, governmental investigation, charges of fraud or other indicia of significant concern

•                  The establishment of annual elections of the board of directors unless the board is composed by a majority of independent directors, the board’s key committees (auditing, nominating and compensation) are composed of independent directors, and there are no other material governance issues or performance issues.

•                  Mandates requiring a majority of independent directors on the Board of Directors

•                  Mandates that Audit, Compensation and Nominating Committee members should all be independent directors

•                  Mandates giving the Audit Committee the sole responsibility for the selection and dismissal of the auditing firm and any subsequent result of audits are reported to the audit committee

•                  Elimination of cumulative voting

•                  Establishment of confidential voting

•                  Proposals seeking to establish or decrease an existing required ownership threshold contained within the company by-laws that offer shareholders the right to call special meetings.

* Common for non-US issuers; request from the issuer to discharge from liability the directors or auditors with respect to actions taken by them during the previous year.

Auditors

•                  Approval of auditors, unless the fees paid to auditors are excessive; auditors’ fees will be deemed excessive if the non-audit fees for the prior year constituted 50% or more of the total fees paid to the auditors

•                  Auditors’ compensation, provided the issuer has properly disclosed audit and non-audit fees relative to market practice and that non-audit fees for the prior year constituted no more than 50% of the total fees paid to the auditors

•                  Discharge of auditors*

•                  Approval of financial statements, auditor reports and allocation of income

•                  Requirements that auditors attend the annual meeting of shareholders

•                  Disclosure of Auditor and Consulting relationships when the same or related entities are conducting both activities

•                  Establishment of a selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function

Capitalization

•                  Dividend payouts that are greater than or equal to country and industry standards; we generally support a dividend which constitutes 30% or more of net income

•                  Authorization of share repurchase programs, unless the issuer does not clearly state the business purpose for the program, a definitive number of shares to be repurchased, and the time frame for the repurchase

•                  Capitalization changes which eliminate other classes of stock and/or unequal voting rights

•                  Changes in capitalization authorization for stock splits, stock dividends, and other specified needs which are no more than 50% of the existing authorization for U.S. companies and no more than 100% of existing authorization for non-U.S. companies.

•                  Elimination of pre-emptive rights for share issuance of less than a certain  percentage (country specific - ranging from 5% to 20%) of the outstanding shares, unless even such small amount could have a material dilutive effect on existing shareholders (e.g. in illiquid markets)

Anti-Takeover Measures

•                  Elimination of shareholder rights plans (“poison pill”)

•                  Amendment to a shareholder rights plans (“poison pill”) where the terms of the new plans are more favorable to shareholders’ ability to accept unsolicited offers (i.e. if one of the following conditions are met: (i) minimum trigger, flip-in or flip-over of 20%, (ii) maximum term of three years, (iii) no “dead hand,” “slow hand,” “no hand” or similar feature that limits the ability of a future board to redeem the pill, and (iv) inclusion of a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced)

•                  Adoption or renewal of a non-US issuer’s shareholder rights plans (“poison pill”) if the following conditions are met: (i) minimum trigger, flip-in or flip-over of 20%, (ii) maximum term of three years, (iii) no “dead hand,” “slow hand,” “no

* Common for non-US issuers; request from the issuer to discharge from liability the directors or auditors with respect to actions taken by them during the previous year.

hand” or similar feature that limits the ability of a future board to redeem the pill, and (iv) inclusion of a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced

•                  Reduction or elimination of super-majority vote requirements, unless management of the issuer was concurrently seeking to or had previously made such reduction or elimination

•                  Mandates requiring shareholder approval of a shareholder rights plans (“poison pill”)

•                  Repeals of various anti-takeover related provisions

Executive Compensation/Equity Compensation

•                  Stock purchase plans with an exercise price of not less that 85% of fair market value

•                  Stock option plans which are incentive based and not excessively dilutive.  In order to assess the dilutive effect, we divide the number of shares required to fully fund the proposed plan, the number of authorized but unissued shares, and the issued but unexercised shares by fully diluted share count.  We review that number in light of certain factors, including the industry of the issuer, in order to make our determination as to whether the dilution is excessive.

•                  Other stock-based plans which are not excessively dilutive, using the same process set forth in the preceding bullet

•                  Expansions to reporting of financial or compensation-related information, within reason

•                  Proposals requiring the disclosure of executive retirement benefits if the issuer does not have an independent compensation committee

Routine Business Items

•                  General updating of or corrective amendments to charter not otherwise specifically addressed herein, unless such amendments would reasonably be expected to diminish shareholder rights (e.g. extension of directors’ term limits, amending shareholder vote requirement to amend the charter documents, insufficient information provided as to the reason behind the amendment)

•                  Change in Corporation Name

•                  Mandates that amendments to bylaws or charters have shareholder approval

Other

•                  Adoption of anti-“greenmail” provisions, provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount, as determined by the Proxy Review Committee) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders

•                  Repeals or prohibitions of “greenmail” provisions

•                  “Opting-out” of business combination provision

II. Generally, FM votes against the following items:

Board of Directors

•                  Establishment of classified boards of directors, unless 80% of the board is independent

•                  Proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, or nominating committees

•                  Limits to tenure of directors

•                  Requirements that candidates for directorships own large amounts of stock before being eligible to be elected

•                  Restoration of cumulative voting in the election of directors

•                  Removal of a director, unless we determine the director (i) is not adequately independent of management or (ii) simultaneously serves on an unreasonable (as determined by FM) number of other boards (other than those affiliated with the issuer).  Factors that we consider in evaluating independence include whether the director is an employee of or related to an employee of the issuer or its auditor, whether the director  provides professional services to the issuer, or whether the director receives non-board related compensation from the issuer

•                  The elimination of shareholders’ right to call special meetings or attempts to raise the ownership threshold beyond reasonable levels (as determined by SSgA).

•                  Proposals that relate to the “transaction of other business as properly comes before the meeting”, which extend “blank check” powers to those acting as proxy

•                  Approval of Directors who have failed to act on a shareholder proposal that has been approved by a majority of outstanding shares

•                  Directors at companies where prior non-cash compensation was improperly “backdated” or “springloaded” where one of the following scenarios exists:

•                  (i) it is unknown whether the Compensation Committee had knowledge of such backdating at the time, (ii) the Compensation Committee was not independent at the time, and (iii) the director seeking reelection served on the Compensation Committee at the time; or

•                  (i) it is unknown whether the Compensation Committee had knowledge of such backdating at the time, (ii) the Compensation Committee was independent at the time, and (iii) sufficient controls have not been implemented to avoid similar improper payments going forward; or

•                  (i) the Compensation Committee had knowledge of such backdating at the time, and (ii) the director seeking reelection served on the Compensation Committee at the time; or

•                  (i) the Compensation Committee did not have knowledge of such backdating at the time, and (ii) sufficient controls have not been implemented to avoid similar improper payments going forward

Capitalization

•                  Capitalization changes that add “blank check” classes of stock (i.e. classes of stock with undefined voting rights) or classes that dilute the voting interests of existing shareholders

•                  Capitalization changes that exceed 100% of the issuer’s current authorized capital unless management provides an appropriate rationale for such change

Anti-Takeover Measures

•                  Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers

•                  Adjournment of Meeting to Solicit Additional Votes

•                  Shareholder rights plans that do not include a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced

•                  Adoption or renewal of a US issuer’s shareholder rights plan (“poison pill”)

Executive Compensation/Equity Compensation

•                  Excessive compensation (i.e. compensation plans which are deemed by FM to be overly dilutive)

•                  Retirement bonuses for non-executive directors and auditors

•                  Proposals requiring the disclosure of executive retirement benefits if the issuer has an independent compensation committee

Routine Business Items

•                  Amendments to bylaws which would require super-majority shareholder votes to pass or repeal certain provisions

•                  Reincorporation in a location which has more stringent anti-takeover and related provisions

•                  Proposals asking the board to adopt any form of majority voting, unless the majority standard indicated is based on a majority of shares outstanding.

Other

•                  Requirements that the company provide costly, duplicative, or redundant reports, or reports of a non-business nature

•                  Restrictions related to social, political, or special interest issues which affect the ability of the company to do business or be competitive and which have significant financial or best-interest impact

•                  Proposals which require inappropriate endorsements or corporate actions

•                  Proposals asking companies to adopt full tenure holding periods for their executives

III.           FM evaluates Mergers and Acquisitions on a case-by-case basis.  Consistent with our proxy policy, we support management in seeking to achieve their objectives for shareholders.  However, in all cases, FM uses its discretion in order to maximize shareholder value.  FM generally votes as follows:

•                  Against offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets

•                  Against offers when we believe that  reasonable prospects exist for an enhanced bid or other bidders

•                  Against offers where, at the time of voting, the current market price of the security exceeds the bid price

•                  For proposals to restructure or liquidate closed end investment funds in which the secondary market price is substantially lower than the net asset value

•                  For offers made at a premium where no other higher bidder exists

Protecting Shareholder Value

We at FM agree entirely with the United States Department of Labor’s position that “where proxy voting decisions may have an effect on the economic value of the plan’s underlying investment, plan fiduciaries should make proxy voting decisions with a view to enhancing the value of the shares of stock” (IB 94-2). Our proxy voting policy and procedures are designed with the intent that our clients receive the best possible returns on their investments. We meet directly with corporation representatives and participate in conference calls and third-party inquiries in order to ensure our processes are as fully informed as possible.  However, we use each piece of information we receive – whether from clients, consultants, the media, the issuer, RMG or other sources — as one part of our analysis in seeking to carry out our duties as a fiduciary and act in the best interest of our clients.  We are not unduly influenced by the identity of any particular source, but use all the information to form our opinion as to the best outcome for our clients.

Through our membership in the Council of Institutional Investors as well as our contact with corporate pension plans, public funds, and unions, we are also able to communicate extensively with other shareholders regarding events and issues relevant to individual corporations, general industry, and current shareholder concerns.

In addition, FM monitors “target” lists of underperforming companies prepared by various shareholder groups, including: California Public Employee Retirement System, The City of New York - Office of the Comptroller, International Brotherhood of Teamsters, and Council of Institutional Investors.  Companies, so identified, receive an individual, systematic review by the FM Manager of Corporate Governance and the Proxy Review Committee, as necessary.

As an active shareholder, FM’s role is to support corporate policies that serve the best interests of our clients. Though we do not seek involvement in the day-to-day operations of an organization, we recognize the need for conscientious oversight of and input into management decisions that may affect a company’s value. To that end, our monitoring of corporate management and industry events is substantially more detailed than that of the typical shareholder.  We have demonstrated our willingness to vote against management-sponsored initiatives and to support shareholder proposals when appropriate.  To date we have not filed proposals or initiated letter-writing or other campaigns, but have used our active participation in the corporate governance process —  especially the proxy voting process — as the most effective means by which to communicate our and our clients’ legitimate shareholder concerns.  Should an issue arise in conjunction with a specific corporation that cannot be satisfactorily resolved through these means, we shall consider other approaches.

Potential Conflicts

As discussed above under Process, from time to time, FM will review a proxy which may present a potential conflict of interest.  As a fiduciary to its clients, FM takes these potential conflicts very seriously  While FM’s only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients’ best interests and are not affected by FM’s potential conflict, there are a number of courses FM may take.  Although various relationships could be deemed to give rise to a conflict of interest, we have determined that two categories of relationships present a sufficiently serious concern to warrant an alternative process:  customers of FM or its affiliates which are among the top 100 clients of FM and its affiliates based upon revenue; and the 10 largest broker-dealers used by SSgA, based upon revenue (a “Material Relationship”).

When the matter falls clearly within the polices set forth above or the guidance previously provided by FM to RMG and the proxy is to be voted in accordance with that guidance, we do not believe that such decision represents a conflict of interest and no special procedures are warranted.

In circumstances where either (i) the matter does not fall clearly within the policies set forth above or the guidance previously provided to RMG, or (ii) FM determines that voting in accordance with such policies or guidance is not in the best interests of its clients, the Manager of Corporate Governance will compare the name of the issuer against a list of the top 100 revenue generating clients of State Street Corporation and its affiliates and a list of the top 10 broker-dealer relationships to determine if a Material Relationship exists.  (These lists are updated quarterly.)  If the issuer’s name appears on either list and the pre-determined policy is not being followed, FM will employ the services of a third party, wholly independent of FM, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote. However, in certain circumstances the Proxy Review Committee may determine that the use of a third party fiduciary is not necessary or appropriate, either because the matter involved does not involve a material issue or because the issue in question affects the underlying value of the portfolio position and it is appropriate for FM, notwithstanding the potential conflict of interest, to vote the security in a manner that it determines will maximize the value to its client.  In such situations, the Proxy Committee, or if a broader discussion is warranted, the SSgA Investment Committee, shall make a decision as to the voting of the proxy.  The basis for the voting decision, including the basis for the determination that the decision is in the best interests of FM’s clients, shall be formalized in writing as a part of the minutes to the Investment Committee.

Recordkeeping

In accordance with applicable law, FM shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in FM’s office:

1)              FM’s Proxy Voting Policy and any additional procedures created pursuant to such Policy;

2)              a copy of each proxy statement FM receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database);

3)              a record of each vote cast by FM (note: this requirement may be satisfied by a third party who has agreed in writing to do so);

4)              a copy of any document created by FM that was material in making its voting decision or that memorializes the basis for such decision; and

5)              a copy of each written request from a client, and response to the client, for information on how FM voted the client’s proxies.

Disclosure of Client Voting Information

Any client who wishes to receive information on how its proxies were voted should contact its FM client service officer.